NEUBERGER BERMAN EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares, Trust Class Shares, Advisor Class Shares, Institutional Class Shares, Class A Shares, Class C Shares, and Class R3 Shares

DATED DECEMBER 15, 2012

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3
Neuberger Berman Emerging Markets Equity Fund				NEMIX	NEMAX	NEMCX	NEMRX
Neuberger Berman Equity Income Fund				NBHIX	NBHAX	NBHCX	NBHRX
Neuberger Berman Focus Fund	NBSSX	NBFCX	NBFAX	NFALX	NFAAX	NFACX
Neuberger Berman Genesis Fund	NBGNX	NBGEX	NBGAX	NBGIX			NGSRX
Neuberger Berman Global Equity Fund				NGQIX	NGQAX	NGQCX
Neuberger Berman Global Thematic Opportunities Fund				NGHIX	NGHAX	NGHCX
Neuberger Berman Guardian Fund	NGUAX	NBGTX	NBGUX	NGDLX	NGDAX	NGDCX	NGDRX
Neuberger Berman International Fund	NBISX	NBITX		--	NIRAX	NIRCX	--
Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund)	--	--		NBIIX	--	--	--
Neuberger Berman International Large Cap Fund		NILTX		NILIX	NBNAX	NBNCX	NBNRX
Neuberger Berman Intrinsic Value Fund				NINLX	NINAX	NINCX
Neuberger Berman Large Cap Disciplined Growth Fund	NBCIX			NLDLX	NLDAX	NLDCX	NLDRX
Neuberger Berman	NPRTX	NBPTX	NBPBX	NBPIX	NPNAX	NPNCX	NPNRX

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3
Large Cap Value Fund (formerly Neuberger Berman Partners Fund)
Neuberger Berman Mid Cap Growth Fund	NMANX	NBMTX	NBMBX	NBMLX	NMGAX	NMGCX	NMGRX
Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund)	NBRVX	NBREX		NBRTX	NBRAX	NBRCX	NBRRX
Neuberger Berman Multi-Cap Opportunities Fund				NMULX	NMUAX	NMUCX
Neuberger Berman Real Estate Fund		NBRFX		NBRIX	NREAX	NRECX	NRERX
Neuberger Berman Select Equities Fund				NBEIX	NBEAX	NBECX
Neuberger Berman Small Cap Growth Fund	NBMIX	NBMOX	NBMVX	NBSMX	NSNAX	NSNCX	NSNRX
Neuberger Berman Socially Responsive Fund	NBSRX	NBSTX		NBSLX	NRAAX	NRACX	NRARX
Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)				NLRLX	NVAAX	NVACX

605 Third Avenue, 2nd Floor, New York, NY 10158-0180

Toll-Free 800-877-9700

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund),

Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) (each a “Fund”) are mutual funds that offer shares pursuant to prospectuses dated December 15, 2012 (each a “Prospectus”).

The Prospectus and Summary Prospectus (together, the “Prospectus”) for your share class provide more information about your Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for your share class from Neuberger Berman Management LLC (“NB Management” or the “Manager”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus for your share class and consider the investment objective, risks, and fees and expenses of your Fund carefully before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.  This SAI is not an offer to sell any shares of any class of the Funds.  A written offer can be made only by a prospectus.

Each Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

TABLE OF CONTENTS

Page

INVESTMENT INFORMATION	1
Investment Policies and Limitations	2
Additional Investment Information	9

PERFORMANCE INFORMATION	53

TRUSTEES AND OFFICERS	54
Information about the Board of Trustees	54
Information about the Officers of the Trust	60

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	74
Investment Manager and Administrator	74
Management and Administration Fees	76
Contractual Expense Limitations	84
Voluntary Expense Limitations	91
Sub-Adviser	92
Portfolio Manager Information	93
Other Investment Companies Managed	105
Codes of Ethics	106
Management and Control of NB Management and Neuberger Berman	106

DISTRIBUTION ARRANGEMENTS	107
Distributor	108
Revenue Sharing	115
Distribution Plan (Trust Class Only)	117
Distribution Plan (Advisor Class Only)	117
Distribution Plan (Class A Only)	118
Distribution Plan (Class C Only)	120
Distribution Plan (Class R3 Only)	121
Distribution Plan (Trust Class, Advisor Class, Class A, Class C and Class R3)	122

ADDITIONAL PURCHASE INFORMATION	123
Share Prices and Net Asset Value	123
Subscriptions in Kind	125
Financial Intermediaries	125
Automatic Investing and Dollar Cost Averaging	125
Sales Charges	125

ADDITIONAL EXCHANGE INFORMATION	128

ADDITIONAL REDEMPTION INFORMATION	129
Suspension of Redemptions	129
Redemptions in Kind	130
Abandoned Property	130

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CONVERSION INFORMATION	130

DIVIDENDS AND OTHER DISTRIBUTIONS	130

ADDITIONAL TAX INFORMATION	131
Taxation of the Funds	131
Taxation of the Funds’ Shareholders	136

FUND TRANSACTIONS	138
Expense Offset Arrangement	150
Portfolio Turnover	151
Proxy Voting	151

PORTFOLIO HOLDINGS DISCLOSURE	152
Portfolio Holdings Disclosure Policy	152
Portfolio Holdings Disclosure Procedures	153
Portfolio Holdings Approved Recipients	154

REPORTS TO SHAREHOLDERS	155

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	155

CUSTODIAN AND TRANSFER AGENT	157

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	157

LEGAL COUNSEL	158

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	158

REGISTRATION STATEMENT	165

FINANCIAL STATEMENTS	165

APPENDIX A – Long-Term and Short-Term Debt Securities Rating Descriptions	A-1

APPENDIX B – SALES CHARGE WAIVERS AND REDUCTIONS	B-1

ii

INVESTMENT INFORMATION

Each Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

Through December 15, 2000, the Advisor Class, Investor Class and Trust Class units of beneficial interest (“shares”) of each Fund (except those Funds identified in the next paragraph) and the Institutional Class shares of each Fund (except those Funds identified in the next paragraph and Neuberger Berman Genesis Fund) were organized as feeder funds in a master-feeder structure rather than as funds in a multiple-class structure. These feeder funds were series of Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series.

The following Funds commenced operations as separate series of the Trust on the dates shown next to the Fund names:  Neuberger Berman Emerging Markets Equity Fund (October 8, 2008); Neuberger Berman Equity Income Fund (November 2, 2006); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) (June 17, 2005); Neuberger Berman International Large Cap Fund (August 1, 2006); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Multi-Cap Opportunities Fund (November 2, 2006); Neuberger Berman Real Estate Fund (May 1, 2002); Neuberger Berman Select Equities Fund (December 20, 2007); and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) (November 2, 2006).

The following information supplements the discussion of the Funds’ investment objectives, policies, and limitations in the Prospectuses. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

(1)      67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

(2)      a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

The policy of a Fund permitting it to operate as a non-diversified investment company under the 1940 Act may also change by operation of law.  Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund.  The Board of Trustees has adopted a policy that Neuberger Berman Large Cap

Disciplined Growth Fund will invest its portfolio so as to meet the standards of a diversified fund.  This policy cannot be changed without a vote of shareholders.

Each Fund, except Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund, operates as a diversified investment company.

Investment Policies and Limitations

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

1. Borrowing (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund).  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

Borrowing (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund).  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities

Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund).  No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

Commodities (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund).  No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

3. Diversification (All Funds except Neuberger Berman Focus Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund).  No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Diversification (Neuberger Berman Focus Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund). Each Fund is non-diversified under the 1940 Act.

4.  Industry Concentration (All Funds except Neuberger Berman Real Estate Fund).  No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

Industry Concentration (Neuberger Berman Real Estate Fund).  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

5.  Lending.  No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6.  Real Estate (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)).  No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

Real Estate (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund).  No Fund may invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

Real Estate (Neuberger Berman Real Estate Fund).  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

Real Estate (Neuberger Berman Equity Income Fund, Neuberger Berman Intrinsic Value Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)).  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers a principal business of which is mortgaging, investing, and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

7. Senior Securities.  No Fund may issue senior securities, except as permitted under the 1940 Act.

8. Underwriting.  No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

Each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Each of Neuberger Berman Equity Income Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund and Neuberger Berman Intrinsic Value Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Each of Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

For purposes of the investment limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the investment limitation on concentration in a particular industry, industry classifications are determined for each Fund (except Neuberger Berman Real Estate Fund) in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard; industry classifications are determined for Neuberger Berman Real Estate Fund in accordance with the classifications of the FTSE NAREIT All Equity REITs

Index. The more narrowly industries are defined, the more likely it is that multiple industries will be affected in a similar fashion by a single economic or regulatory development.

The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

1. Borrowing (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Select Equities Fund).  No Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

Borrowing (Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund),  Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Select Equities Fund).  No Fund may purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

2. Lending.  Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

3. Margin Transactions.  No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. Foreign Securities (Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Real Estate Fund).  No Fund may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

Foreign Securities (Neuberger Berman Guardian Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)).  No Fund may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

Foreign Securities (Neuberger Berman Equity Income Fund and Neuberger Berman Select Equities Fund).  The Fund may not invest more than 30% of the value of its total assets in securities denominated in foreign currency.

These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

5. Illiquid Securities.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

6. Pledging (Neuberger Berman Genesis Fund and Neuberger Berman Guardian Fund).  Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman Genesis Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

7. Investments in Any One Issuer (Neuberger Berman Focus Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund).  At the close of each quarter of each Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, Government securities (as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”)), securities of another “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”), and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more qualified publicly traded partnerships.

8. Social Policy (Neuberger Berman Socially Responsive Fund).  The Fund may not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

9. Equity Securities.  Each Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes. (Only Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund may borrow for investment purposes.)

Convertible securities are considered equity securities for purposes of each Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities.

10. Investment by a Fund of Funds. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the underlying Fund are held by such fund, the underlying Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Senior Securities: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions: For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, and Neuberger Berman Socially Responsive Fund) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund each may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund each may also invest in such instruments to increase liquidity or to provide collateral to be segregated.

For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman Socially Responsive Fund’s assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger

Berman Socially Responsive Fund are selected with a concern for the social impact of each investment.  For instance, Neuberger Berman Socially Responsive Fund may invest in certificates of deposits issued by community banks and credit unions.

In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. Money market funds and unregistered funds do not necessarily invest in accordance with Neuberger Berman Socially Responsive Fund’s Social Policy.

In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.  The unregistered fund may seek a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.  Although the unregistered fund would endeavor to maintain a $1.00 share price, there is no assurance that it would be able to do so.  If it were necessary to liquidate assets in the unregistered fund to meet returns on outstanding securities loans at a time when the unregistered fund’s price per share was less than $1.00, a Fund may not receive an amount from the unregistered fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, it may be difficult to dispose quickly of some securities in the unregistered fund at the price at which that fund is carrying them. The unregistered fund would not be a money market fund that would be registered under the 1940 Act and would not operate in accordance with all requirements of Rule 2a-7.

Additional Investment Information

Unless otherwise indicated, the Funds may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations. However, the Funds may not buy all of the types of securities or use all of the investment techniques described below.  Each Fund’s principal investment strategies and the principal risks of each Fund’s principal investment strategies are discussed in the Prospectuses.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. The Funds may invest in commercial paper only if it has received the highest rating from Standard & Poor's (“S&P”) (A-1) or Moody’s Investors Service, Inc. (“Moody's”) (P-1) or is deemed by the Manager to be of comparable quality. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund and Neuberger Berman Multi-Cap Opportunities Fund each may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

Commodities Related Investments.  Although a Fund may not purchase precious metals (such as gold, silver and platinum) or other physical commodities or contracts thereon, a Fund may purchase securities backed by physical commodities, including interests in exchange traded investment trusts and other similar entities, the value of whose shares relates directly to the value of precious metals or other physical commodities held by such an entity.  As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in precious metals or other physical commodities.  In addition, a Fund will not qualify for treatment as a RIC under the Code if 10% or more of its annual gross income consists of non-qualifying income, which includes gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  See “Additional Tax Information.”  A Fund’s investment in securities backed by physical commodities generally would produce income that would be subject to this 10% limitation.  To remain within this limitation, a Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that any Fund would be able to remain within the limitations of the Code.

Exposure to precious metals and other physical commodities may subject a Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Because precious metals and other physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments.

Policies and Limitations.  A Fund may not purchase precious metals or other physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments. However, a Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of whose shares relates directly to the value of precious metals or other physical commodities held by such an entity.  A Fund does not intend to sell such investments when doing so would cause it to fail to qualify as a RIC under the Code.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.

Convertible securities are considered equity securities for purposes of each Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities.  Convertible debt securities are otherwise subject to each Fund’s investment policies and limitations concerning fixed income securities.

Policies and Limitations.  Neuberger Berman Socially Responsive Fund may invest up to 20% of its net assets in convertible securities. Neuberger Berman Socially Responsive Fund does not intend to purchase any convertible securities that are not investment grade.

Energy-Related Investments.  The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see “Master Limited Partnerships” above), natural gas and electric utilities, and alternative energy providers.  Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a Fund cannot control) and may lack the resources and the broad business lines to weather hard times.  These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels.  Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels, international political events, energy conservation, the success of exploration projects, tax and other governmental regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”), and relationships among OPEC members and between OPEC and oil-importing countries.

Fixed Income Securities.  While the emphasis of each Fund’s investment program is on common stocks and other equity securities, each Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index or reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) each may invest in corporate debt securities rated below investment grade.

“U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the U.S. Government.

“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s, S&P, or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by the Manager to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds refer primarily to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of a Fund’s fixed income investments is likely to decline in times of rising market interest rates. Conversely, the value of a Fund’s fixed income investments is likely to rise in times of declining market interest rates. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. The Manager will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund,  Neuberger Berman Select Equities Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) warrants exposure to the additional level of risk.

Policies and Limitations.  Each Fund (except Neuberger Berman Real Estate Fund) normally may invest up to 20% of its total assets in debt securities (excluding convertible debt securities). Neuberger Berman Real Estate Fund normally may invest up to 20% of its net assets in debt securities (excluding convertible debt securities). Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) and Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap

Fund each may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) and Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund)). The Manager will make a determination as to whether Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund should dispose of the downgraded securities.

There are no restrictions as to the ratings of debt securities Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund or Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) each may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.

Although these Funds do not presently intend to invest in debt securities, they may invest in convertible debt securities that the Manager believes present a good value because they are convertible into equity securities and have an attractive yield.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”)

Futures Contracts and Options on Futures Contracts.  A Fund may purchase and sell futures contracts (sometimes referred to as futures) and options thereon to manage cash flow; for hedging purposes (i.e., to attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to hedge against changes in prevailing currency exchange rates); or for non-hedging purposes (i.e., to attempt to enhance income).

A Fund may purchase and sell stock index futures contracts and may purchase and sell options thereon. For purposes of managing cash flow, a Portfolio Manager may use such futures and options to increase a Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates, and securities indices (including on narrow-based indices) and options thereon may be used as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by a Fund.

The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. A Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. A Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, a Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions a Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.

With respect to currency futures, a Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. A Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

A “purchase” of a futures contract (or a “long” futures position) entails the buyer’s assumption of a contractual obligation to purchase the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or a “short” futures position) entails the seller’s assumption of a contractual obligation to sell the instrument underlying the contract at a specified price at a specified future time.

Certain futures, including stock and bond index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument. In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument whenever it appears economically advantageous for it to do so.

A Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In U.S. markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange, and may not involve a clearing mechanism and related guarantees.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate (in the case of initial margin) and maintain (as variation margin) the Fund’s futures positions. Initial margin is the margin deposit made by a Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the price of the futures contract changes – (i.e., increases, in the case of a short (sale) position or decreases in the case of a long (purchase) position), the Fund will be required to post variation margin. However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be transferred to the Fund. The futures commission merchant or futures clearing house member that assists a Fund in entering into and clearing futures contracts may require a third type of margin, excess margin. In computing its net asset value (“NAV”), a Fund will mark to market the value of its open futures positions. A Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, a Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although each Fund believes that the use of futures contracts and options will benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses. In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades. A Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Call Options on Securities.  A Fund may write covered call options and purchase call options on securities. A Fund generally writes call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or to earn premium income. When writing call options, a Fund writes only “covered” call options on securities it owns. A Fund may purchase call options for hedging or non-hedging purposes. Portfolio securities on which a Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, a Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do), but is capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that a Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  A Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.

Put Options on Securities.  A Fund may write and purchase put options on securities. A Fund generally writes and purchases put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund). However, a Fund also may write and purchase put options for non-hedging purposes. Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a put option. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.

General Information About Options on Securities.  The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. Options also are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium a Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium a Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices.  A Fund may write and purchase put and call options on securities indices. A Fund generally writes and purchases put and call options on securities indices for hedging purposes (i.e., to attempt to hedge against the risk of price movements that would adversely affect the value of the Fund’s securities or securities the Fund intends to buy).  However, a Fund may also write and purchase put and call options on securities indices for non-hedging purposes. A Fund may also write options on securities indices to close out positions in such options that it has purchased.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

For purposes of managing cash flow, a Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or obligates the holder to sell a specified security at a specified price, a securities index option gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index.

Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), and other U.S. and foreign exchanges. All securities index options purchased by a Fund will be listed and traded on an exchange.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Foreign Currency Transactions.  A Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). A Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. A Fund may enter into forward contracts for hedging or non-hedging purposes.

A Fund may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). Forward contract transactions include forward purchases or sales of foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by a Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. In addition, a Fund may enter into forward contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.

At the consummation of a forward contract to purchase or sell foreign currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by engaging in an offsetting transaction. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly, and, if the Manager is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

A Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the security is denominated. A Fund also may invest in securities denominated in currency baskets that consist of a selected group of currencies.

Options on Foreign Currencies.  A Fund may write and purchase covered call and put options on foreign currencies. A Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (i.e., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio. A Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Swap Agreements (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)).  Each of these Funds may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. The risks of swap agreements depend upon a Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced, as a result of its exposure to the subprime market, losses that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments.

Policies and Limitations. In accordance with SEC staff requirements, a Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under swap agreements.

Regulatory Limitations on Using Futures, Options on Futures, and Swaps. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In February 2012, the CFTC announced substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  The CFTC amendments became effective on April 24, 2012, but the compliance date for existing funds, such as the Funds, is December 31, 2012.

Policies and Limitations.  The Manager in its management of each Fund intends to comply with one of the two alternative limitations described above.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of a Fund’s assets could impede Fund management or a Fund’s ability to meet redemption requests or other current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments.  The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that a Fund’s use of Financial Instruments will be successful.

A Fund’s use of Financial Instruments may be limited by the provisions of the Code, with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. the Manager intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Foreign Securities.  A Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

A Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

A Fund may invest in ADRs, European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations.  To limit the risks inherent in investing in foreign currency denominated securities: (1) each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Real Estate Fund may not purchase foreign currency denominated securities if, as a result, more than 10% of its total assets (taken at market value) would be invested in such securities; (2) each of Neuberger Berman Guardian Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities; and (3) each of Neuberger Berman Equity Income Fund and Neuberger Berman Select Equities Fund may not purchase foreign currency denominated securities if, as a result, more than 30% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund invest primarily in foreign securities.

Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and a Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions.”

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.

Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by a Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid.  Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.

Policies and Limitations.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Indexed Securities. A Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Investments by Funds of Funds or Other Large Shareholders. A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the realization of taxable capital gains in a Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.

Japanese Investments (Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund).  Each Fund may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund each may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Funds may therefore be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate.  Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Leverage.  A Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in a Fund’s NAV. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of a Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales may create leverage.

Policies and Limitations.  Each Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Select Equities Fund) may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund may make investments while borrowings are outstanding.

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) and Neuberger Berman International Large Cap Fund may borrow for leveraging or investment; however, in general, each Fund does not intend to do so. Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) may not borrow for leveraging or investment.

Each of Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Select Equities Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large

Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Select Equities Fund, and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) may borrow to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Preferred Stock.  A Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Real Estate-Related Instruments.  A Fund will not invest directly in real estate, but a Fund may invest in securities issued by real estate companies.  Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate.  These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in those REITs may be adversely affected by defaults on such mortgage loans or leases.

The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Neuberger Berman Equity Income Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund may also invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.  Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.

In addition, the problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

From the end of 2007 through the second quarter of 2012, the GSEs required Treasury support of approximately $187 billion through draws under the preferred stock purchase agreements.  However, they have repaid approximately $46 billion in dividends.  Both GSEs ended the second quarter of 2012 with positive net worth, and as a result, neither required a draw from the Treasury.  Serious discussions among policymakers continue, however, as to whether the GSEs should be consolidated, nationalized, privatized, restructured, or eliminated altogether.  The future of the GSEs is in serious question as the U.S. Government considers multiple options.

Policies and Limitations.  Under normal conditions at least 80% of Neuberger Berman Real Estate Fund’s net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate.  It is anticipated, although not required, that under normal circumstances a majority of Neuberger Berman Real Estate Fund’s investments will consist of shares of equity REITs.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. The values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on each Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for holders. Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Questions have been raised about whether the quality of the underlying mortgages was misrepresented, and suits have been filed against some lenders and “bundlers” of mortgages. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing will also entail the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund (see “Regulatory Limitations on Using Futures, Options on Futures, and Swaps”) or require the fund’s adviser to register as a commodity pool operator. These CFTC changes will take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Repurchase Agreements.  In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional

Fund), and Neuberger Berman International Large Cap Fund, also from a foreign bank or from a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers. If Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) or Neuberger Berman International Large Cap Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Restricted Securities and Rule 144A Securities.  A Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration.  Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors.  To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act.  However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, will determine whether investments in Rule 144A securities are liquid or illiquid.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to a Fund’s 15% limitation on investments in illiquid securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest.  Reverse repurchase agreements may increase fluctuations in a Fund’s NAV and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund’s obligations under the agreement.

Risks of Reliance on Computer Programs or Codes.  Many processes used in fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the investment manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect a Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the funds’ assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Funds have limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Securities Loans. A Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by the Manager, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Funds do not have the right to vote on securities while they are on loan.  However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds may loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Funds also may loan securities to Neuberger Berman and its affiliates (other than the Manager), subject to the conditions of the SEC order.  The Funds may also loan securities through other third parties not affiliated with Neuberger Berman, which would act as agent to lend securities to principal borrowers.

Policies and Limitations.  Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  A Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Securities of Exchange-Traded Funds and Other Exchange-Traded Investment Vehicles.  A Fund may invest in the securities of exchange-traded funds ("ETFs") and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, a Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.   The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to a Fund’s investment in securities of other investment companies generally apply also to a Fund’s investment in securities of ETFs.  See “Securities of Other Investment Companies.”

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Securities of Other Investment Companies.  A Fund may invest in the securities of other investment companies, including open-end and closed-end management companies and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies' portfolio securities.  In addition, as a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s expenses.  An investment in the securities of other investment companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuers' portfolio securities. The Funds do not intend to invest in the securities of other investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Policies and Limitations.  For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions.  In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by the Manager or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.  See “Cash Management and Temporary Defensive Positions.”

Otherwise, a Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.

Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Short Sales (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Select Equities Fund). Each of these Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Select Equities Fund may also use short sales in an attempt to realize gain. To affect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

A Fund will realize a gain if the price of the security decreases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest a Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Select Equities Fund each may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in a Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

Policies and Limitations. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until a Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.  A Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Structured Notes.  A Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.

Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.

Technology Securities. These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

Warrants and Rights. Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

When-Issued and Delayed-Delivery Securities and Forward Commitments.  A Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed-delivery purchases and forward commitment transactions enable a Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that the counterparty may fail to complete the purchase or sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, a Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Policies and Limitations.  A Fund will purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on a Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that a Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Zero Coupon Securities. A Fund may invest in zero coupon securities.  These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

OID must be included in a Fund’s gross income ratably prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net investment income (including its accrued OID) to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Neuberger Berman Socially Responsive Fund - Description of Social Policy

Social Investment Guidelines

Neuberger Berman Socially Responsive Fund believes that corporate responsibility is a hallmark of quality and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its value-oriented financial and environmental, social and governance (ESG) criteria (i.e., its social policy). The Fund focuses on companies that are responsive to environmental issues; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standards; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.

The Fund looks for companies that show leadership in their environmental and workplace practices.  The Fund seeks to invest in companies that demonstrate ESG policies in the following areas:

■	Environmental issues
■	Employment practices and diversity policies
■	Community relations
■	Supply chain issues
■	Product integrity (safety, quality)
■	Disclosure and sustainability reporting

In addition to examining ESG practices, the Fund endeavors to avoid companies that derive revenue from gambling or the production of:

■	tobacco,
■	alcohol,
■	weapons, or
■	nuclear power.

The Fund may also consider public health issues, externalities associated with a company’s products, and general corporate citizenship in making its investment decisions.

Interpretation of Social Investment Guidelines
All applications of the Fund’s Social Investment Guidelines require interpretation in their application and are at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s Social Investment Guidelines.

Tobacco

Manufacturers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of tobacco products. This primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture of tobacco products, such as cigarette papers and filters.

The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.

Alcohol

Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This primarily excludes distillers of hard liquors, brewers, and vintners.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This relates primarily to restaurant chains and convenience stores.

The Fund may buy or hold:

■	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers);
■	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages; or

■	companies that produce products to be used in production of alcohol such as: enzymes, catalysts and fermentation agents.

Gambling

Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.

Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.

The Fund may buy or hold companies that:

■	provide specialized financial services to casinos; or
■	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

Nuclear Power

Owners and Operators. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This primarily excludes major electric utility companies.

The Fund may buy or hold:

■	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or
■	electric utility companies that are purchasers and distributors of electricity that may have been generated from nuclear power plants (but are not themselves owners/operators of such plants).

Military Contracting

Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons related contracts. Although the Fund may invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, substantial in dollar value and designed exclusively for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.

Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”).

In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. The Fund will use its best judgment in making such determinations.

The Fund may buy or hold companies that:

■	have some minor military business;
■	have some contracts with the DoD for goods and services that are clearly not weapons-related; or
■
manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are specifically and exclusively weapons-related).

Firearms

Manufacturers. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.

Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

Environment

Best of Class Approach

The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship and sustainability through either minimizing their environmental footprint or producing products and services that have a direct environmental benefit. Among other things, it will look for companies:

■	that have integrated environmental management systems;
■	have heightened awareness and are proactively addressing climate change related issues;
■	have measurably reduced their emissions to the air, land or water and/or are substantially lower than their peers;
■	continue to make progress in implementing environmental programs to increase efficiency, decrease energy and water consumption and reduce their overall impact on biodiversity;
■	have innovative processes or products that offer an environmental benefit including but not limited to clean technology, renewables, alternative energy and organic agriculture;
■	are committed to the public disclosure of environmental policies, goals, and progress toward those goals;
have minimized penalties, liabilities and contingencies and are operationally sustainable; and
participate in voluntary environmental multi-stakeholder initiatives led by government agencies such as the Environmental Protection Agency (EPA) and/or non-governmental organizations (NGOs).

Environmental Risk

The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:

■	are major manufacturers of hydrochloroflurocarbons, bromines, or other ozone-depleting chemicals;
■	are major manufacturers of pesticides or chemical fertilizers;
■	operate in the gold mining industry; or
■	design, market, own, or operate nuclear power plants (see Nuclear Power section).

The Fund seriously considers a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.

Regulatory Problems

The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:

■	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or
■	highly publicized community environmental lawsuits or controversies.

Positive factors may include:

■	preparing for potential regulatory changes,
■	implementing a consistent set of standards across a company’s business globally; and
■	having demonstrated consistent and sustained implementation of practices that address and remedy prior fines, censures or judgments.

If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Employment and Workplace Practices

The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:

■
offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;
■	have taken extraordinary steps to treat their unionized workforces fairly; and
■
have exceptional workplace safety records, particularly Occupational Safety and Health Administration Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation insurance rates.

The Fund will seek to avoid investing in companies that have:

■	demonstrated a blatant disregard for worker safety; or
■	historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.

Diversity

The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other factors, it will look for companies that:

■	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity;
■	promote women and people of color into senior line positions;
■	appoint women and people of color to their boards of directors;
■	offer diversity training and support groups; and
■	purchase goods and services from women- and minority-owned firms.

The Fund attempts to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:

■	that are currently involved in unsettled major class action discrimination lawsuits;
■	that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or
■	that have exceptional historical patterns of discriminatory practices.

Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.

Community Relations

The Fund believes that it is important for companies to have positive relations with the communities in which they are located inclusive of all races and socio-economic status. It will seek to invest in companies that:

■	have open communications within the communities in which they operate;
■	actively support charitable organizations, particularly multi-year commitments to local community groups; and
■	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations; and
■	earn the ‘right to operate’ and minimize business interruption through active communications with the local community.

The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See “Environmental Risk” and “Regulatory Problems” above). The Fund will be particularly stringent with those companies of which the managers are aware that do not have positive relations with the communities in which they operate.

If a company already held in the Fund becomes involved in a discrimination controversy or community controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Human Rights

The Fund endeavors to invest in companies who recognize universal human rights standards such as the United Nations Universal Declaration of Human Rights and the ILO system of standards. We look for companies that:

■	have taken steps to refine their disclosure methods so that they are complete, consistent and measurable;
■	have developed or are in the process of developing a vision and human rights strategy or to formalize an already existing standard and process;
■
have identified or are in the process of identifying opportunities that will enhance their overall business and/or where they can take a leadership and advocacy role and extend principles to their suppliers, networks and stakeholders within their sphere of influence; or

■	strive to build partnerships with NGOs (non-governmental organizations), local communities, labor unions and other businesses in order to learn best practices.

Product Integrity (Safety, Quality)

The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:

■	the nature of a company’s products;
■	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities;
■	if a company’s products are innovative and/or address unmet needs, with positive environmental and societal benefits; or
■	whether a company is a leader in quality, ethics and integrity across the supply, production, distribution and post-consumption recycling phases.

Supply Chain Management

The Fund seeks companies with well-managed supply chain systems that meet or exceed reliability, efficiency, product quality and regulatory standards. Among other things, the Fund will consider:

■	companies that have identified or are in the process of identifying the components of their supply chains; and
■	companies that engage suppliers to commit to an ESG standard code of conduct.

Disclosure

The Fund seeks companies that demonstrate a commitment to:

■	enhanced transparency and ESG/sustainability reporting, such as the Global Reporting Initiative (GRI); and
■	participation in voluntary multi-stakeholder initiatives relevant to their business and supply chain.

General

Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and lacking a credible path to remediation no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies’ shares whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers.

Ownership. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.

PERFORMANCE INFORMATION

Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper,  2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Jack L. Rivkin (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (“NBFI”) since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management, Neuberger Berman and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger Berman, since 2006  and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008;  formerly, Vice President, NB Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger Berman, since 2009; Employee, NB Management, since 2003; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger Berman, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Managing Director, NB Management, since 2009, and Secretary and General Counsel, NB Management, since 2004; formerly, Senior Vice President, Neuberger Berman, 2002 to 2009; formerly, Senior Vice President, NB Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NB Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999;  formerly, Employee, NB Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”).

The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

Additional Information About Trustees

In choosing each Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.

Independent Fund Trustees

Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws.  She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.  She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.

Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional and head of an investment unit for a major insurance company and experience as the Chief Financial Officer of two consulting firms.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.

Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.

Jack L. Rivkin:  Mr. Rivkin has extensive investment research and investment management experience as a former chief investment officer and executive with Neuberger Berman and other financial service companies.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served on the board of various private companies.  He serves on the board of a not-for-profit educational forum for the investment community.  He has served as a Fund Trustee for multiple years.  He previously served as Chief Investment Officer of Neuberger Berman.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.

Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.

Fund Trustees who are “Interested Persons”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds’ and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firms; and (e) to act as a liaison between the Funds’ independent registered public accounting firms and the full Board. Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Tom D. Seip, and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2012, the Committee met four times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish, Martha C. Goss, Howard A. Mileaf (Vice Chair), Candace L. Straight (Chair) and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2012, the Committee met six times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”).  The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Faith Colish, Michael M. Knetter (Vice Chair) and Howard A. Mileaf (Chair). All members are Independent Fund Trustees. During the fiscal year ended August 31, 2012, the Committee met six times.  The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), George W. Morriss, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended August 31, 2012, the Committee met once.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss (Vice Chair), Michael M. Knetter (Chair), and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman

Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2012, the Committee met three times.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Its members are Joseph V. Amato, Martha C. Goss, George W. Morriss, Jack L. Rivkin (Chair) and Peter P. Trapp (Vice Chair). All members except for Mr. Amato are Independent Fund Trustees.  During the fiscal year ended August 31, 2012, the Committee met four times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the activities of management personnel responsible for operational risk management; (e) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (f) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent.  Its members are Faith Colish (Chair), Michael M. Knetter (Vice Chair), Jack L. Rivkin and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2012, the Committee met five times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.

A Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund.  Under the overall supervision of the Board, the Funds, the Funds’ investment manager, the Funds’ sub-adviser, and the affiliates of the investment manager and the sub-adviser, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Funds’ independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation and Indemnification

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.

For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

An Independent Fund Trustee who retired before July 1, 2012 was eligible to elect Trustee Emeritus status upon his or her retirement if he or she had served for a minimum of 15 years or reached the age of 70 years at his or her last birthday.  This policy provides a means to retain access to the valuable experience and substantial institutional knowledge of, and certain ongoing services from, Independent Fund Trustees who have retired from the Board.  A Trustee Emeritus receives a payment for a period of three years according to the following schedule:  for the first year, an amount equal to three-fourths of the annual retainer and regular meeting fees in effect at the time of his or her retirement (“Compensation at Retirement”) assuming six regular meetings; for the second year, an amount equal to one-half of the Compensation at Retirement; and for the third year, an amount equal to one-fourth of the Compensation at Retirement.  A Trustee Emeritus may attend Board or Committee meetings and will be reimbursed for out-of-pocket expenses related to such attendance.  The Trustee Emeritus compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.  To continue serving as a Trustee Emeritus, an individual must continue to qualify as “independent” for purposes of the 1940 Act, and shall continue to be subject to the restrictions of the Code of Ethics and requirements under the Board governance policies to pre-clear any trades in shares of a closed end fund in the fund family (or derivatives relating to the shares).  A Trustee Emeritus does not have the power to vote but may be consulted regarding matters involving the Funds.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION

FOR FISCAL YEAR ENDED 8/31/12

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
John Cannon** Trustee	$68,933	$142,853
Faith Colish Trustee	$77,141	$160,000
Martha C. Goss Trustee	$72,312	$150,000
C. Anne Harvey*** Trustee	$72,312	$150,000
Robert A. Kavesh** Trustee	$67,540	$140,000

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Michael M. Knetter Trustee	$77,141	$160,000
Howard A. Mileaf Trustee	$75,747	$157,147
George W. Morriss Trustee	$77,141	$160,000
Edward I. O’Brien** Trustee	$67,540	$140,000
Jack L. Rivkin* Trustee	$77,141	$160,000
Cornelius T. Ryan** Trustee	$67,540	$140,000
Tom D. Seip Chairman of the Board and Trustee	$89,211	$185,000
Candace L. Straight Trustee	$77,141	$160,000
Peter P. Trapp Trustee	$81,968	$170,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0
* Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.
** Retired as of June 30, 2012 and elected Trustee Emeritus status as of that date.
***Retired as of December 13, 2012.

           As of November 15, 2012, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record 3.71% of the outstanding shares of Class A of Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) and less than 1% of the outstanding shares of each Class of each other Fund.

Ownership of Equity Securities by the Fund Trustees

The following table sets forth the dollar range of securities owned by each Fund Trustee in each Fund as of December 31, 2011, except as otherwise indicated.

	Emerging Markets Equity Fund	Equity Income Fund	Focus Fund	Genesis Fund	Global Equity Fund	Global Thematic Opp Fund	Guardian Fund	Int’l Fund	Int’l Equity Fund*	Int’l Large Cap Fund	Intrinsic Value Fund	Large Cap Discip. Growth	Large Cap Value Fund*	Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund*	Multi-Cap Oppt Fund	Real Estate Fund	Select Equities Fund	Small Cap Growth Fund	Socially Resp. Fund	Value Fund*
Independent Fund Trustees
Faith Colish	C	B	B	E	A	A	B	B	A	A	B	D	B	B	B	B	B	B	A	B	A
Martha C. Goss	C	C	A	C	A	A	C	A	A	A	A	A	A	A	A	A	A	A	A	A	A
Michael M. Knetter	A	A	A	E	A	A	C	D	A	A	A	A	C	C	C	A	A	A	A	C	D
Howard A. Mileaf	C	D	A	B	A	A	A	B	A	C	A	B	A	B	A	A	C	C	C	B	A
George W. Morriss	A	A	A	C	A	A	C	A	A	C	A	A	A	C	C	A	A	A	C	A	A
Jack L. Rivkin**	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A
Tom D. Seip	A	A	A	E	A	A	E	A	A	A	A	A	A	A	A	A	A	E	A	A	A
Candace L. Straight	A	A	A	E	A	A	E	E	A	A	C	A	E	E	A	A	A	A	A	A	A
Peter P. Trapp	D	C	A	A	A	A	E	B	A	A	A	A	D	C	A	A	C	A	A	A	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	D	D	C	E	A	A	D	A	A	D	C	D	D	D	A	A	C	D	D	A	A
Robert Conti	B	E	B	D	A	A	D	A	A	C	B	D	B	C	C	A	B	C	C	A	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

* Effective April 2, 2012, Neuberger Berman Large Cap Value Fund, Neuberger Berman Partners Fund and Neuberger Berman Regency Fund changed their names to Neuberger Berman Value Fund, Neuberger Berman Large Cap Value Fund and Neuberger Berman Mid Cap Intrinsic Value Fund, respectively.  Effective December 15, 2012, Neuberger Berman International Institutional Fund changed its name to Neuberger Berman International Equity Fund.
** Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustee as of December 31, 2011.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
Faith Colish	E
Martha C. Goss	E
Michael M. Knetter	E
Howard A. Mileaf	E
George W. Morriss	E
Jack L. Rivkin**	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
* Valuation as of December 31, 2011.
** Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.
A = None  B = $1-$10,000  C = $10,001 - $50,000 D = $50,001-$100,000  E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated May 4, 2009 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  Each Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to nine administration agreements with the Trust, one for Investor Class dated May 4, 2009, two for Trust Class dated May 4, 2009, one for Advisor Class dated May 4, 2009, two for Institutional Class dated May 4, 2009, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009 and one for Class R3 dated May 15, 2009 (each an “Administration Agreement”). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

NB Management engages Neuberger Berman as sub-adviser to the Funds to provide investment recommendations, research and related services.  See “Sub-Adviser” below.

Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

The Management Agreement continues until October 31, 2013. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund. Each Administration Agreement continues until October 31, 2013. Each Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of the Fund.

The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. Each Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

Management and Administration Fees

For investment management services, each Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Small Cap Growth Fund) pays NB Management a fee at the annual rate of 0.550% of the first $250 million of that Fund’s average daily net assets, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of average daily net assets in excess of $4 billion.

For investment management services, each of Neuberger Berman Genesis Fund, Neuberger Berman Intrinsic Value Fund and Neuberger Berman Small Cap Growth Fund pays NB Management a fee at the annual rate of 0.85% of the first $250 million of that Fund’s average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion.

For investment management services, Neuberger Berman Emerging Markets Equity Fund pays NB Management a fee at the annual rate of 1.000% of the first $250 million of the Fund’s average daily net assets, 0.975% of the next $250 million, 0.950% of the next $250 million, 0.925% of the next $250 million, 0.900% of the next $500 million, 0.875% of the next $2.5 billion, and 0.850% of average daily net assets in excess of $4 billion.

For investment management services, Neuberger Berman Global Equity Fund pays NB Management a fee at the annual rate of 0.750% of the first $250 million of the Fund’s average daily net assets, 0.725% of the next $250 million, 0.700% of the next $250 million, 0.675% of the next $250 million, 0.650% of the next $500 million, 0.625% of the next $2.5 billion, and 0.600% of average daily net assets in excess of $4 billion.

For investment management services, Neuberger Berman Global Thematic Opportunities Fund pays NB Management a fee at the annual rate of 0.850% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $500 million, 0.725% of the next $2.5 billion, and 0.700% of average daily net assets in excess of $4 billion.

For investment management services, each of Neuberger Berman International Fund and Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) pays NB Management a fee at the annual rate of 0.850% of the first $250 million of that Fund’s average daily net assets, 0.825% of the next $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $500 million, 0.725% of the next $1 billion, and 0.700% of average daily net assets in excess of $2.5 billion.

For investment management services, Neuberger Berman Multi-Cap Opportunities Fund pays NB Management a fee at the annual rate of 0.600% of the first $250 million of the Fund’s average daily net assets, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and 0.450% of average daily net assets in excess of $4 billion.

For investment management services, Neuberger Berman Real Estate Fund pays NB Management a fee at the annual rate of 0.80% of the Fund’s average daily net assets.

For administrative services, the Investor Class of each Fund pays NB Management a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

During the fiscal years ended August 31, 2012, 2011 and 2010, the Investor Class of each Fund accrued management and administration fees as follows:

Investor Class@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010
Focus	$4,047,939	$4,372,740	$4,334,874
Genesis	$20,641,736	$20,299,615	$16,994,261
Guardian	$7,205,884	$7,892,776	$7,235,466
International	$1,607,595	$2,076,333	$2,182,898
Large Cap Disciplined Growth	$132,061	$111,860	$92,068
Large Cap Value (formerly Partners)	$8,089,624	$9,920,906	$10,282,518

Investor Class@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010
Mid Cap Growth	$2,727,449	$2,758,552	$2,416,802
Mid Cap Intrinsic Value (formerly Regency)	$369,986	$461,963	$457,796
Small Cap Growth	$682,959	$812,774	$1,573,106
Socially Responsive	$5,235,756	$5,320,386	$4,875,756
@As of August 31, 2012, the Investor Class of Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) had not yet commenced operations. Therefore, there is no data to report.

For administrative services, the Trust Class and the Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Trust Class and Advisor Class of certain Funds; see “Distribution Arrangements,” below.)

During the fiscal years ended August 31, 2012, 2011 and 2010, the Trust Class of each Fund accrued management and administration fees as follows:

Trust Class@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010
Focus	$155,039	$192,285	$214,510
Genesis	$34,839,943	$38,518,752	$35,781,835
Guardian	$995,242	$908,129	$735,457
International	$1,388,075	$1,972,980	$2,322,288
International Large Cap	$148,121	$246,030	$287,243
Large Cap Value (formerly Partners)	$2,708,843	$4,939,168	$5,654,988
Mid Cap Growth	$338,927	$263,837	$203,448

Trust Class@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010
Mid Cap Intrinsic Value (formerly Regency)	$193,976	$390,728	$573,604
Real Estate	$2,806,718	$2,259,048	$1,055,461
Small Cap Growth	$213,406	$292,765	$413,315
Socially Responsive	$4,331,031	$4,276,816	$3,203,233
@As of August 31, 2012, the Trust Class of Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) had not yet commenced operations. Therefore, there is no data to report.

During the fiscal years ended August 31, 2012, 2011 and 2010, the Advisor Class of each Fund accrued management and administration fees as follows:

Advisor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010

Focus	$63,412	$81,780	$87,942
Genesis	$6,459,196	$6,174,567	$4,815,197
Guardian	$5,423	$5,748	$5,254
Large Cap Value (formerly Partners)	$2,257,432	$3,322,321	$3,450,363
Mid Cap Growth	$90,064	$69,178	$58,921
Small Cap Growth	$82,171	$131,791	$144,988
For administrative services, the Institutional Class of each Fund pays NB Management a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

During the fiscal years ended August 31, 2012, 2011 and 2010, the Institutional Class of each Fund accrued management and administration fees as follows:

Institutional Class@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010
Emerging Markets Equity	$1,520,645	$707,988	$71,990
Equity Income	$6,323,438	$2,670,480	$358,380
Focus	$35,709	$19,067	$39*
Genesis	$43,201,521	$38,618,540	$30,651,192
Global Equity	$24,888	$1,318*	N/A^
Global Thematic Opportunities	$388,466	$26,849*	N/A^
Guardian	$346,754	$139,041	$16,395
International Equity (formerly International Institutional)	$3,870,089	$2,594,261	$2,135,077
International Large Cap	$1,144,153	$1,095,010	$585,189
Intrinsic Value	$1,241,834	$1,122,802	$282,343*
Large Cap Disciplined Growth	$3,828,892	$3,499,279	$1,418,843
Large Cap Value (formerly Partners)	$1,188,730	$1,216,207	$1,092,023
Mid Cap Growth	$997,629	$1,132,774	$1,056,629
Mid Cap Intrinsic Value (formerly Regency)	$27,472	$18,360	$3,121*
Multi-Cap Opportunities**	$1,444,233	$454,916	$175,540*
Real Estate	$1,510,203	$645,910	$139,236
Select Equities	$192,463	$179,325	$92,034
Small Cap Growth	$475,269	$1,110,134	$500,953
Socially Responsive	$2,860,747	$1,894,281	$781,697
Value (formerly Large Cap Value) ***	$17,542	$10,125	$11,068
@ As of August 31, 2012, the Institutional Class of Neuberger Berman International Fund had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of each Fund’s Institutional Class follows the name of the Fund:  Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) (March 8, 2010); and Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009).

** On December 21, 2009, Neuberger Berman Multi-Cap Opportunities Fund’s Trust Class was converted into the Fund’s Institutional Class.  The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to December 21, 2009.

*** On April 19, 2010, Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)’s Trust Class was converted into the Fund’s Institutional Class. The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to April 19, 2010.

^ No data available because this Class of the Fund had not yet commenced operations.

For administrative services, Class A and Class C of each Fund each pays NB Management a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Class A and Class C of each Fund; see “Distribution Arrangements,” below.)

During the fiscal years ended August 31, 2012, 2011 and 2010, Class A of each Fund accrued management and administration fees as follows:

Class A@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010
Emerging Markets Equity	$53,441	$83,843	$46,385
Equity Income	$5,898,112	$2,971,232	$720,715
Focus	$4,252	$1,347	$45*
Global Equity	$773	$105*	N/A^
Global Thematic Opportunities	$5,387	$200*	N/A^
Guardian	$105,662	$40,378	$20,034
International	$23,699	$1,874*	N/A^
International Large Cap	$53,798	$64,069	$60,085
Intrinsic Value	$99,803	$52,496	$2,042*
Large Cap Disciplined Growth	$457,454	$342,845	$328,822
Large Cap Value (formerly Partners)	$159,287	$5,359	$43*
Mid Cap Growth	$396,619	$163,659	$32,407
Mid Cap Intrinsic Value (formerly Regency)	$25,806	$3,740	$46*

Class A@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010
Multi-Cap Opportunities	$14,279	$2,364	$1,460*
Real Estate	$562,659	$178,667	$200*
Select Equities	$239,634	$268,353	$362,077
Small Cap Growth	$11,669	$16,782	$4,125
Socially Responsive	$599,454	$315,885	$47,417
Value (formerly Large Cap Value)	$7,491	$657*	N/A^

@As of August 31, 2012, Class A of Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of each Fund’s Class A follows the name of the Fund:  Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman International Fund (December 20, 2010); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) (June 21, 2010); Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) (June 21, 2010); Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009); Neuberger Berman Real Estate Fund (June 21, 2010); and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) (March 2, 2011).

^ No data available because this Class of the Fund had not yet commenced operations.

During the fiscal years ended August 31, 2012, 2011 and 2010, Class C of each Fund accrued management and administration fees as follows:

Class C@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010

Emerging Markets Equity	$16,078	$10,747	$3,016
Equity Income	$2,292,432	$1,058,108	$152,759
Focus	$2,315	$1,290	$45*
Global Equity	$448	$82*	N/A^
Global Thematic Opportunities	$1,310	$111*	N/A^
Guardian	$9,309	$5,448	$1,475
International	$1,558	$316*	N/A^
International Large Cap	$19,562	$18,661	$8,424

Class C@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010
Intrinsic Value	$73,601	$24,231	$171*
Large Cap Disciplined Growth	$270,363	$304,762	$260,097
Large Cap Value (formerly Partners)	$700	$431	$42*
Mid Cap Growth	$13,084	$3,696	$1,399
Mid Cap Intrinsic Value (formerly Regency)	$1,709	$803	$49*
Multi-Cap Opportunities	$2,592	$1,425	$387*
Real Estate	$133,511	$38,742	$118*
Select Equities	$97,050	$108,708	$89,605
Small Cap Growth	$5,518	$2,489	$1,273
Socially Responsive	$109,900	$63,240	$13,440
Value (formerly Large Cap Value)	$342	$123*	N/A^

@As of August 31, 2012, Class C of Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of each Fund’s Class C follows the name of the Fund:  Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman International Fund (December 20, 2010); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) (June 21, 2010); Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) (June 21, 2010); Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009); Neuberger Berman Real Estate Fund (June 21, 2010); and Neuberger Berman Value Fund (formerly Large Cap Value Fund) (March 2, 2011).

^ No data available because this Class of the Fund had not yet commenced operations.

For administrative services, Class R3 of each Fund pays NB Management a fee at the annual rate of 0.26% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by this Class of each Fund; see “Distribution Arrangements,” below.)

During the fiscal years ended August 31, 2012, 2011 and 2010, Class R3 of each Fund accrued management and administration fees as follows:

Class R3@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2012	2011	2010
Emerging Markets Equity	$1,038	$440	$76*
Equity Income	$3,497	$427	$47*
Guardian	$4,486	$1,370	$460
International Lg. Cap	$2,211	$634	$480
Large Cap Disciplined Growth	$2,689	$1,683	$481
Large Cap Value (formerly Partners)	$1,927	$247	$41*
Mid Cap Growth	$14,843	$2,334	$495
Mid Cap Intrinsic Value (formerly Regency)	$1,467	$309	$46*
Real Estate	$24,175	$1,720	$61*
Small Cap Growth	$1,888	$934	$686
Socially Responsive	$104,612	$25,097	$561

@ As of August 31, 2012, Class R3 of Neuberger Berman Genesis Fund, Neuberger Berman International Fund and Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of each Fund’s Class R3 follows the name of the Fund: Neuberger Berman Emerging Markets Equity Fund (June 21, 2010); Neuberger Berman Equity Income Fund (June 21, 2010); Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) (June 21, 2010); Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) (June 21, 2010); and Neuberger Berman Real Estate Fund (June 21, 2010).

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to waive current payment of fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend expense relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

Each Fund listed below has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees waived by NB Management under the Expense

Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation

Emerging Markets Equity	A	08/31/2016	1.50%
	C	08/31/2016	2.25%
	Institutional	08/31/2016	1.25%
	R3	08/31/2016	1.91%
Equity Income	A	08/31/2016	1.16%
	C	08/31/2016	1.91%
	Institutional	08/31/2016	0.80%
	R3	08/31/2016	1.41%
Focus	Trust	08/31/2016	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2016	0.75%
	A	08/31/2016	1.11%
	C	08/31/2016	1.86%
Genesis	Trust	08/31/2016	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2022	0.85%
	R3	08/31/2016	1.51%
Global Equity	A	08/31/2016	1.51%
	C	08/31/2016	2.26%
	Institutional	08/31/2016	1.15%
Global Thematic Opportunities	A	08/31/2016	1.61%
	C	08/31/2016	2.36%
	Institutional	08/31/2016	1.25%
Guardian	Trust	08/31/2016	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2016	0.75%
	A	08/31/2016	1.11%
	C	08/31/2016	1.86%
	R3	08/31/2016	1.36%
International	Investor	08/31/2016	1.40%
	Trust	08/31/2022	2.00%
	Institutional	08/31/2016	1.15%
	A	08/31/2016	1.51%
	C	08/31/2016	2.26%
	R3	08/31/2016	1.76%

Fund	Class	Limitation Period	Expense Limitation

International Equity (formerly International Institutional)	Institutional	08/31/2022	0.85%
	Investor	08/31/2016	1.40%
	Trust	08/31/2022	2.00%
	A	08/31/2016	1.51%
	C	08/31/2016	2.26%
	R3	08/31/2016	1.76%
International Large Cap	Trust	08/31/2016	1.25%
	Institutional	08/31/2016	0.90%
	A	08/31/2016	1.30%
	C	08/31/2016	2.00%
	R3	08/31/2016	1.51%
Intrinsic Value	Institutional	08/31/2016	1.00%
	A	08/31/2016	1.36%
	C	08/31/2016	2.11%
Large Cap Disciplined Growth	Investor	08/31/2016	1.11%
	Institutional	08/31/2016	0.75%
	A	08/31/2016	1.11%
	C	08/31/2016	1.86%
	R3	08/31/2016	1.36%
Large Cap Value (formerly Partners)	Trust	08/31/2016	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2016	0.70%
	A	08/31/2016	1.11%
	C	08/31/2016	1.86%
	R3	08/31/2016	1.36%
Mid Cap Growth	Trust	08/31/2016	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2016	0.75%
	A	08/31/2016	1.11%
	C	08/31/2016	1.86%
	R3	08/31/2016	1.36%
Multi-Cap Opportunities	Institutional	08/31/2016	1.00%
	A	08/31/2016	1.36%
	C	08/31/2016	2.11%
Mid Cap Intrinsic Value (formerly Regency)	Investor	08/31/2022	1.50%

Fund	Class	Limitation Period	Expense Limitation
	Trust	08/31/2022	1.25%
	Institutional	08/31/2016	0.85%
	A	08/31/2016	1.21%
	C	08/31/2016	1.96%
	R3	08/31/2016	1.46%
Real Estate	Trust	08/31/2022	1.50%
	Institutional	08/31/2022	0.85%
	A	08/31/2016	1.21%
	C	08/31/2016	1.96%
	R3	08/31/2016	1.46%
Select Equities	A	08/31/2016	1.20%
	C	08/31/2016	1.95%
	Institutional	08/31/2016	0.75%
Small Cap Growth	Investor	08/31/2022	1.30%
	Trust	08/31/2022	1.40%
	Advisor	08/31/2022	1.60%
	Institutional	08/31/2016	0.90%
	A	08/31/2016	1.26%
	C	08/31/2016	2.01%
	R3	08/31/2016	1.51%
Socially Responsive	Trust	08/31/2016	1.50%
	Institutional	08/31/2016	0.75%
	A	08/31/2016	1.11%
	C	08/31/2016	1.86%
	R3	08/31/2016	1.36%
Value (formerly Large Cap Value)	Institutional	08/31/2016	0.75%
	A	08/31/2016	1.11%
	C	08/31/2016	1.86%
NB Management reimbursed each Class of each Fund listed below the following amount of expenses pursuant to each Fund’s contractual arrangement:

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2012	2011	2010
Emerging Markets Equity – Class A	$30,719	$114,075	$191,189
Emerging Markets Equity – Class C	$8,678	$13,198	$11,530
Emerging Markets Equity – Class R3	$470	$2,132	$2,284*
Emerging Markets Equity – Institutional Class	$680,473	$800,846	$337,197
Equity Income – Class A	$0	$0	$177,324
Equity Income – Class C	$0	$0	$39,060
Equity Income – Class R3	$0	$1,618	$2,040*
Equity Income – Institutional Class	$0	$0	$105,290

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2012	2011	2010
Focus – Advisor	$0	$0	$0
Focus – Class A	$570	$1,836	$2,035*
Focus – Class C	$322	$1,723	$2,036*
Focus – Institutional Class	$2,815	$2,813	$2,035*
Focus – Trust Class	$0	$0	$0
Genesis – Advisor Class	$0	$0	$0
Genesis – Class R3	N/A^	N/A^	N/A^
Genesis – Institutional Class	$526,949	$699,320	$783,406
Genesis – Trust Class	$0	$0	$0
Global Equity – Class A	$7,900	$11,381*	N/A^
Global Equity – Class C	$4,712	$9,265*	N/A^
Global Equity – Institutional Class	$268,266	$140,976*	N/A^
Global Thematic Opportunities – Institutional Class	$229,703	$154,263*	N/A^
Global Thematic Opportunities – Class A	$3,105	$2,585*	N/A^
Global Thematic Opportunities – Class C	$885	$2,176*	N/A^
Guardian – Advisor Class	$0	$0	$6,275
Guardian – Class A	$1,454	$2,166	$2,942
Guardian – Class C	$279	$296	$1,149
Guardian – Class R3	$146	$140	$1,052
Guardian – Institutional Class	$0	$0	$1,361
Guardian – Trust Class	$0	$0	$0
International – Class A	$4,119	$2,210*	N/A^
International – Class C	$402	$1,681*	N/A^
International – Class R3	N/A^	N/A^	N/A^
International – Institutional	N/A^	N/A^	N/A^
International – Investor Class	$102,037	$290,850	$16,392
International – Trust Class	$0	$0	$0
International Equity – Institutional Class†	$1,211,689	$976,101	$827,327
International Equity – Class A†	N/A^	N/A^	N/A^
International Equity – Class C†	N/A^	N/A^	N/A^
International Equity – Class R3†	N/A^	N/A^	N/A^
International Equity – Investor Class†	N/A^	N/A^	N/A^
International Equity – Trust Class†	N/A^	N/A^	N/A^
International Large Cap – Class A	$6,199	$7,000	$15,818
International Large Cap – Class C	$3,016	$3,222	$2,975
International Large Cap – Class R3	$438	$283	$1,177
International Large Cap – Institutional Class	$151,893	$174,363	$181,331
International Large Cap – Trust Class	$23,177	$36,362	$84,392
Intrinsic Value – Class A	$22,387	$13,592	$2,249*
Intrinsic Value – Class C	$16,110	$5,011	$225*
Intrinsic Value – Institutional	$271,075	$292,802	$331,673*
Large Cap Disciplined Growth – Institutional Class	$162,865	$235,665	$236,837

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2012	2011	2010
Large Cap Disciplined Growth – Investor Class	$0	$0	$14,102
Large Cap Disciplined Growth – Class A	$28,718	$35,879	$79,451
Large Cap Disciplined Growth – Class C	$14,075	$21,490	$46,889
Large Cap Disciplined Growth – Class R3	$260	$258	$1,123
Large Cap Value – Advisor Class†	$0	$0	$0
Large Cap Value – Class A†	$0	$1,333	$2,027*
Large Cap Value – Class C†	$168	$1,629	$2,027*
Large Cap Value – Class R3†	$67	$1,607	$2,029*
Large Cap Value – Institutional Class†	$0	$0	$0
Large Cap Value – Trust Class†	$0	$0	$0
Mid Cap Growth – Advisor Class	$0	$0	$0
Mid Cap Growth – Class A	$32,163	$16,201	$6,744
Mid Cap Growth – Class C	$1,973	$821	$1,365
Mid Cap Growth – Institutional Class	$57,778	$94,033	$127,686
Mid Cap Growth – Trust Class	$0	$0	$0
Mid Cap Growth –Class R3	$1,733	$397	$1,110
Mid Cap Intrinsic Value – Class A†	$5,552	$2,672	$2,050*
Mid Cap Intrinsic Value – Class C†	$524	$1,870	$2,052*
Mid Cap Intrinsic Value – Class R3†	$383	$1,691	$2,055*
Mid Cap Intrinsic Value – Institutional Class†	$5,012	$4,750	$576*
Mid Cap Intrinsic Value – Investor Class†	$0	$0	$0
Mid Cap Intrinsic Value – Trust Class†	$29,878	$71,988	$80,831
Multi-Cap Opportunities – Class A	$0	$896	$3,135*
Multi-Cap Opportunities – Class C	$93	$524	$1,973*
Multi-Cap Opportunities – Institutional Class**	$0	$126,524	$218,745*
Real Estate – Class A	$160,543	$65,175	$2,145*
Real Estate – Class C	$40,775	$14,827	$2,098*
Real Estate – Class R3	$6,246	$2,177	$2,066*
Real Estate – Institutional Class	$401,382	$209,367	$79,150
Real Estate – Trust Class	$0	$84,709	$222,429
Select Equities – Class A	$98,482	$124,091	$176,836
Select Equities – Class C	$39,600	$46,670	$43,830
Select Equities – Institutional Class	$109,640	$106,173	$61,415
Small Cap Growth – Advisor Class	$17,513	$21,179	$32,264
Small Cap Growth – Class A	$5,555	$7,835	$2,583
Small Cap Growth – Class C	$2,744	$1,142	$1,571
Small Cap Growth – Class R3	$1,022	$457	$1,618
Small Cap Growth – Institutional Class	$203,174	$401,065	$161,405
Small Cap Growth – Investor Class	$169,034	$140,394	$267,245
Small Cap Growth – Trust Class	$63,093	$62,498	$94,255
Socially Responsive – Class A	$0	$10,903	$5,979
Socially Responsive – Class C	$1,283	$2,205	$2,285

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2012	2011	2010
Socially Responsive – Class R3	$0	$0	$1,161
Socially Responsive – Institutional Class	$0	$0	$20,190
Socially Responsive – Trust Class	$0	$0	$0
Value – Class A†	$81,085	$13,297*	N/A^
Value – Class C†	$3,750	$3,825*	N/A^
Value – Institutional Class*** †	$217,250	$254,006	$187,742*

* Data is from the commencement of the Class’ operations for each Fund to the end of the applicable fiscal year.  The dates of each Class’ commencement of operations for each Fund follows the name of the Fund:  Neuberger Berman Emerging Markets Equity Fund (Class R3 – June 21, 2010); Neuberger Berman Equity Income Fund (Class R3 – June 21, 2010); Neuberger Berman Focus Fund (Class A, Class C and Institutional Class – June 21, 2010); Neuberger Berman Global Equity Fund (Class A, Class C and Institutional Class – June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (Class A, Class C and Institutional Class – June 30, 2011); Neuberger Berman International Fund (Class A and Class C – December 20, 2010); Neuberger Berman Intrinsic Value Fund (Class A, Class C and Institutional Class – May 10, 2010); Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) (Class A, Class C and Class R3 – June 21, 2010); Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) (Institutional Class – March 8, 2010; Class A, Class C and Class R3 – June 21, 2010); Neuberger Berman Multi-Cap Opportunities Fund (Class A, Class C and Institutional Class – December 21, 2009); Neuberger Berman Real Estate Fund (Class A, Class C and Class R3 – June 21, 2010); and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) (Institutional Class – April 19, 2010; Class A and Class C – March 2, 2011).

** On December 21, 2009, Neuberger Berman Multi-Cap Opportunities Fund’s Trust Class was converted into the Fund’s Institutional Class. The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to December 21, 2009.

*** On April 19, 2010, Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)’s Trust Class was converted into the Fund’s Institutional Class. The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to April 19, 2010.

† Effective April 2, 2012, Neuberger Berman Large Cap Value Fund, Neuberger Berman Partners Fund and Neuberger Berman Regency Fund changed their names to Neuberger Berman Value Fund, Neuberger Berman Large Cap Value Fund, and Neuberger Berman Mid Cap Intrinsic Value Fund, respectively.  Effective December 15, 2012, Neuberger Berman International Institutional Fund changed its name to Neuberger Berman International Equity Fund.

^ No data available because this Class of the Fund had not yet commenced operations.

Each Class of each Fund listed below repaid NB Management the following amounts of expenses that NB Management reimbursed to each Class.

	Expenses Repaid for Fiscal Years Ended August 31,
Fund	2012	2011	2010
Equity Income – Class A	$484,371	$14,135	$0
Equity Income – Class C	$44,624	$15,773	$0
Equity Income – Class R3	$268	$0	$0
Equity Income – Institutional	$123,385	$149,546	$0

		Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2012	2011	2010
Focus – Advisor Class	$0	$0	$2,550
Guardian – Advisor Class	$999	$933	$0
Guardian – Institutional Class	$7	$1,957	$0
Large Cap Disciplined Growth – Investor Class	$13,020	$4,009	$0
Large Cap Value (formerly Partners) – Class A	$3,361	$0	$0
Large Cap Value (formerly Partners) – Institutional Class	$0	$0	$10,118
Mid Cap Growth – Advisor Class	$12,953	$11,836	$1,205
Multi-Cap Opportunities – Class A	$999	$0	$0
Multi-Cap Opportunities – Institutional	$135,434	$0	$0
Socially Responsive – Class A	$2,639	$0	$0
Socially Responsive – Class R3	$1,453	$309	$0
Socially Responsive – Institutional Class	$0	$47,340	$0

Voluntary Expense Limitations

In addition, NB Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of each Class of each Fund as listed below.  Each undertaking, which is terminable by NB Management upon notice to the Fund, is in addition to the contractual undertaking described above.

Fund	Voluntary Expense Limitation
International Large Cap– Class A	1.24%
Real Estate– Trust Class	1.04%
Small Cap Growth– Investor Class	1.21%
Small Cap Growth– Advisor Class	1.51%
Value – Institutional Class	0.70%

The table below shows the amounts reimbursed by NB Management pursuant to voluntary expense limitations:

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2012	2011	2010
International Equity – Institutional Class*	$46,359	$130,233	$106,754
International Large Cap – Class A	$3,982	$4,750	$4,445
Real Estate – Trust Class	$1,031,242	$961,357	$448,671
Small Cap Growth – Investor Class	$56,124	$109,893	$478,711
Small Cap Growth – Trust Class**	$2,181	$7,030	$13,740
Small Cap Growth – Advisor Class	$1,810	$0	$0
Value – Institutional Class	$571	$0	$0
Value – Class A***	$309	$0	$0
* Prior to December 16, 2011, NB Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Institutional Class of Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) so that its total annual operating expenses were limited to 0.80% of average net assets.
** Prior to February 1, 2012, NB Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Trust Class of Neuberger Berman Small Cap Growth Fund so that its total annual operating expenses were limited to 1.37% of average net assets.
*** Prior to October 12, 2012, NB Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of Neuberger Berman Value Fund so that its total annual operating expenses were limited to 1.04% of average net assets.

Effective December 1, 2012, NB Management has voluntarily agreed to waive its management fee in the amount of 0.28% of the average daily net assets of Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund).  This undertaking, which is terminable by NB Management without notice to the Fund, is in addition to the contractual undertaking described above. Effective February 1, 2012, NB Management had voluntarily agreed to waive its management fee in the amount of 0.25% of the average daily net assets of the Fund.  Effective September 1, 2011, NB Management had voluntarily agreed to waive its management fee in the amount of 0.15% of the average daily net assets of the Fund. Effective September 1, 2010, NB Management had voluntarily agreed to waive its management fee in the amount of 0.11% of the average daily net assets of the Fund. Effective March 8, 2010, NB Management had voluntarily agreed to waive its management fee in the amount of 0.05% of the average daily net assets of the Fund. For the years ended August 31, 2010, 2011 and 2012, such waived fees amounted to $36,804, $111,501 and $153,925, respectively, for the Fund.

Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated May 4, 2009 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

The Sub-Advisory Agreement continues until October 31, 2013 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice.  The Sub-Advisory Agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.

Portfolio Manager Information

The table below lists the Portfolio Manager(s) of each Fund and the Funds for which the Portfolio Manager has day-to-day management responsibility.

Portfolio Manager	Fund(s) Managed
John J. Barker	Neuberger Berman Large Cap Disciplined Growth Fund
Michael L. Bowyer	Neuberger Berman Genesis Fund
David H. Burshtan	Neuberger Berman Small Cap Growth Fund
Timothy Creedon	Neuberger Berman Focus Fund
Robert W. D’Alelio	Neuberger Berman Genesis Fund
Ingrid S. Dyott	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
James Gartland	Neuberger Berman Select Equities Fund
Anthony Gleason	Neuberger Berman Equity Income Fund Neuberger Berman Global Thematic Opportunities Fund
Michael C. Greene	Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund)

Portfolio Manager	Fund(s) Managed
William Hunter	Neuberger Berman Global Thematic Opportunities Fund Neuberger Berman Equity Income Fund
Brian Jones	Neuberger Berman Real Estate Fund
Gerald P. Kaminsky	Neuberger Berman Select Equities Fund
Michael J. Kaminsky	Neuberger Berman Select Equities Fund
Sajjad S. Ladiwala	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
David Levine	Neuberger Berman Focus Fund
Richard Levine	Neuberger Berman Equity Income Fund Neuberger Berman Global Thematic Opportunities Fund
James F. McAree	Neuberger Berman Intrinsic Value Fund
Arthur Moretti	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
Richard S. Nackenson	Neuberger Berman Multi-Cap Opportunities Fund
Benjamin H. Nahum	Neuberger Berman Intrinsic Value Fund
Alexandra Pomeroy	Neuberger Berman Equity Income Fund Neuberger Berman Global Thematic Opportunities Fund
Brett S. Reiner	Neuberger Berman Genesis Fund
Daniel D. Rosenblatt	Neuberger Berman Large Cap Disciplined Growth Fund
Conrad Saldanha	Neuberger Berman Emerging Markets Equity Fund
Eli M. Salzmann	Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)
Mindy Schwartzapfel	Neuberger Berman Select Equities Fund
Benjamin Segal	Neuberger Berman Global Equity Fund Neuberger Berman International Fund

Portfolio Manager	Fund(s) Managed

Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) Neuberger Berman International Large Cap Fund
Saurin Shah	Neuberger Berman Global Equity Fund
Steve Shigekawa	Neuberger Berman Real Estate Fund
Amit Solomon	Neuberger Berman Intrinsic Value Fund
Mamundi Subhas	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund
Judith M. Vale	Neuberger Berman Genesis Fund
Richard M. Werman	Neuberger Berman Select Equities Fund

Accounts Managed

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of September 30, 2012, except as otherwise indicated.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
John J. Barker
Registered Investment Companies*	1	$696	-	-
Other Pooled Investment Vehicles	2	$362	-	-
Other Accounts**	527	$9,453	-	-
Michael L. Bowyer
Registered Investment Companies*	1	$11,599	-	-
Other Pooled Investment Vehicles	1	$169	-	-
Other Accounts**	34	$2,782	-	-
David H. Burshtan

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Registered Investment Companies*	2	$136	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	4	$120	-	-
Timothy Creedon
Registered Investment Companies*	1	$576	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-
Robert W. D’Alelio
Registered Investment Companies*	1	$11,599	-	-
Other Pooled Investment Vehicles	1	$169	-	-
Other Accounts**	34	$2,782	-	-
Ingrid S. Dyott
Registered Investment Companies*	4	$3,286	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	306	$2,044	-	-
James Gartland
Registered Investment Companies*	1	$68	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,537	$6,908	-	-
Anthony Gleason
Registered Investment Companies*	2	$2,742	-	-
Other Pooled Investment Vehicles	1	$2	-	-
Other Accounts**	3,135	$4,978	-	-
Michael C. Greene

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Registered Investment Companies*	2	$195	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3	$295	-	-
William Hunter
Registered Investment Companies*	2	$2,742	-	-
Other Pooled Investment Vehicles	1	$2	-	-
Other Accounts**	3,135	$4,978	-	-
Brian Jones
Registered Investment Companies*	2	$1,049	-	-
Other Pooled Investment Vehicles	1	$83	-	-
Other Accounts**	16	$62	-	-
Gerald P. Kaminsky
Registered Investment Companies*	1	$68	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,537	$6,908	-	-
Michael J. Kaminsky
Registered Investment Companies*	1	$68	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,537	$6,908	-	-
Sajjad S. Ladiwala
Registered Investment Companies*	4	$3,286	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	306	$2,044	-	-
David Levine

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Registered Investment Companies*	1	$576	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-
Richard Levine
Registered Investment Companies*	2	$2,742	-	-
Other Pooled Investment Vehicles	1	$2	-	-
Other Accounts**	3,135	$4,978	-	-
James F. McAree
Registered Investment Companies*	1	$155	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	136	$863	-	-
Arthur Moretti
Registered Investment Companies*	4	$3,286	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	306	$2,044	-	-
Richard S. Nackenson
Registered Investment Companies*	1	$508	-	-
Other Pooled Investment Vehicles	1	$7	-	-
Other Accounts**	726	$776	-	-
Benjamin H. Nahum
Registered Investment Companies*	1	$155	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	136	$863	-	-
Alexandra Pomeroy

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Registered Investment Companies*	2	$2,742	-	-
Other Pooled Investment Vehicles	1	$2	-	-
Other Accounts**	3,135	$4,978	-	-
Brett S. Reiner
Registered Investment Companies*	1	$11,599	-	-
Other Pooled Investment Vehicles	1	$169	-	-
Other Accounts**	34	$2,782	-	-
Daniel D. Rosenblatt
Registered Investment Companies*	1	$696	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	529	$9,815	-	-
Conrad Saldanha
Registered Investment Companies*	1	$177	-	-
Other Pooled Investment Vehicles	1	$15	-	-
Other Accounts**	16	$2,206	-	-
Eli M. Salzmann
Registered Investment Companies*	3	$1,693	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	6	$653	-	-
Mindy Schwartzapfel
Registered Investment Companies*	1	$68	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,537	$6,908	-	-
Benjamin Segal

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Registered Investment Companies*	5	$991	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	40	$5,177	-	-
Saurin Shah
Registered Investment Companies*	1	$5	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	2	$303	-	-
Steve Shigekawa
Registered Investment Companies*	2	$1,049	-	-
Other Pooled Investment Vehicles	1	$83	-	-
Other Accounts**	16	$62	-	-
Amit Solomon
Registered Investment Companies*	1	$155	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	136	$863	-	-
Mamundi Subhas
Registered Investment Companies*	4	$3,286	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	306	$2,044	-	-
Kenneth J. Turek
Registered Investment Companies*	4	$1,005	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3	$1,103	-	-
Judith M. Vale

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Registered Investment Companies*	1	$11,599	-	-
Other Pooled Investment Vehicles	1	$169	-	-
Other Accounts**	34	$2,782	-	-
Richard M. Werman
Registered Investment Companies*	1	$68	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,537	$6,908	-	-
*Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Funds.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised funds, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers by NB Management and Neuberger Berman

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan  (the “Contingent Compensation Plan”) pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages, as of August 31, 2012.  Beneficial ownership includes a Portfolio Manager's direct investments, including through 401(k) plans; investments by immediate family members; and amounts invested through contingent compensation plans.

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
John J. Barker	Neuberger Berman Large Cap Disciplined Growth Fund	G
Michael L. Bowyer	Neuberger Berman Genesis Fund	G
David H. Burshtan	Neuberger Berman Small Cap Growth Fund	E
Timothy Creedon	Neuberger Berman Focus Fund	B
Robert W. D’Alelio	Neuberger Berman Genesis Fund	G
Ingrid S. Dyott	Neuberger Berman Guardian Fund	F
	Neuberger Berman Socially Responsive Fund	G
James Gartland	Neuberger Berman Select Equities Fund	C
Anthony Gleason	Neuberger Berman Equity Income Fund	G
	Neuberger Berman Global Thematic Opportunities Fund	E
Michael C. Greene	Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund)	A
William Hunter	Neuberger Berman Global Thematic Opportunities Fund	D

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
	Neuberger Berman Equity Income Fund	A
Brian Jones	Neuberger Berman Real Estate Fund	D
Gerald P. Kaminsky	Neuberger Berman Select Equities Fund	G
Michael J. Kaminsky	Neuberger Berman Select Equities Fund	G
Sajjad S. Ladiwala	Neuberger Berman Guardian Fund	E
	Neuberger Berman Socially Responsive Fund	E
David Levine	Neuberger Berman Focus Fund	C
Richard Levine	Neuberger Berman Equity Income Fund	G
	Neuberger Berman Global Thematic Opportunities Fund	G
James F. McAree	Neuberger Berman Intrinsic Value Fund	D
Arthur Moretti	Neuberger Berman Guardian Fund	G
	Neuberger Berman Socially Responsive Fund	G
Richard S. Nackenson	Neuberger Berman Multi-Cap Opportunities Fund	F
Benjamin H. Nahum	Neuberger Berman Intrinsic Value Fund	G
Alexandra Pomeroy	Neuberger Berman Equity Income Fund	F
	Neuberger Berman Global Thematic Opportunities Fund	E
Brett S. Reiner	Neuberger Berman Genesis Fund	G
Daniel D. Rosenblatt	Neuberger Berman Large Cap Disciplined Growth Fund	G
Conrad Saldanha	Neuberger Berman Emerging Markets Equity Fund	E
Eli M. Salzmann	Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund)	E

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
	Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund)	A
Mindy Schwartzapfel	Neuberger Berman Select Equities Fund	E
Benjamin Segal	Neuberger Berman Global Equity Fund	E
	Neuberger Berman International Fund	A
	Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund)	E
	Neuberger Berman International Large Cap Fund	E
Saurin Shah	Neuberger Berman Global Equity Fund	C
Steve Shigekawa	Neuberger Berman Real Estate Fund	E
Amit Solomon	Neuberger Berman Intrinsic Value Fund	F
Mamundi Subhas	Neuberger Berman Guardian Fund	E
	Neuberger Berman Socially Responsive Fund	F
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund	G
Judith M. Vale	Neuberger Berman Genesis Fund	G
Richard M. Werman	Neuberger Berman Select Equities Fund	E

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001-$50,000	G = Over $1,000,001
D =$50,001-$100,000

Other Investment Companies Managed

The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Funds, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

NB Management and Neuberger Berman are indirect subsidiaries of NBG.  The directors, officers and/or employees of NB Management and/or Neuberger Berman, who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman are: Joseph Amato and Robert Conti.  Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust.

The majority of NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”), which was formed to facilitate the May 4, 2009 management buyout of certain of the investment management businesses conducted by Lehman Brothers Holdings Inc. (“LBHI”). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 57% of NBG’s common units, and LBHI and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining 43% of such common units, as of September 30, 2012.

LBHI filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code on September 15, 2008.  On December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of NB Management, Neuberger Berman and NBFI, as well as certain alternative asset management businesses of LBHI’s Investment Management Division to NBSH. LBHI’s bankruptcy proceedings had no material impact on the operations of the Neuberger Berman Funds.  On March 6, 2012, LBHI emerged from bankruptcy.

On December 14, 2011, the United States Bankruptcy Court for the Southern District of New York approved a motion filed by LBHI that provides NBG with the opportunity to redeem the LBHI Parties’ interest in preferred and common equity of NBG.  Pursuant to the terms of an agreement entered into on March 4, 2012 by and among NBG, NBSH and the LBHI Parties (the “Redemption Agreement”), on March 16, 2012 (the “Preferred Redemption Date”), NBG redeemed and retired all of its issued and outstanding preferred units.  Under the terms of the Redemption Agreement, in April 2012 NBG exercised its option (the “Redemption Agreement Option”) to redeem a number of Class A common units equal to 10% of NBG’s aggregate common units issued and outstanding immediately preceding the Preferred Redemption Date.  As of September 30, 2012, three redemption payments have been made in accordance with the terms of the Redemption Agreement Option, with the last redemption payment due to be made within thirty (30) days of December 31, 2012.  Such redemptions are funded with Employee Proceeds as defined in NBG’s Third Amended and Restated Limited Liability Company Agreement (the “NBG LLC Agreement”).  In accordance with certain provisions of the NBG LLC Agreement, NBG may redeem the remaining Class A common units over the course of the next four to five years.

DISTRIBUTION ARRANGEMENTS

Each Fund offers the classes of shares shown below:

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3
Emerging Markets Equity				X	X	X	X
Equity Income				X	X	X	X
Focus	X	X	X	X	X	X
Genesis	X	X	X	X			X
Global Equity				X	X	X
Global Thematic Opportunities				X	X	X

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3
Guardian	X	X	X	X	X	X	X
International	X	X		X	X	X	X
International Equity†	X	X		X	X	X	X
International Large Cap		X		X	X	X	X
Intrinsic Value				X	X	X
Large Cap Disciplined Growth	X			X	X	X	X
Large Cap Value†	X	X	X	X	X	X	X
Mid Cap Growth	X	X	X	X	X	X	X
Mid Cap Intrinsic Value†	X	X		X	X	X	X
Multi-Cap Opportunities				X	X	X
Real Estate		X		X	X	X	X
Select Equities				X	X	X
Small Cap Growth	X	X	X	X	X	X	X
Socially Responsive	X	X		X	X	X	X
Value†				X	X	X
† Effective April 2, 2012, Neuberger Berman Large Cap Value Fund, Neuberger Berman Partners Fund and Neuberger Berman Regency Fund changed their names to Neuberger Berman Value Fund, Neuberger Berman Large Cap Value Fund, and Neuberger Berman Mid Cap Intrinsic Value Fund, respectively.  Effective December 15, 2012, Neuberger Berman International Institutional Fund changed its name to Neuberger Berman International Equity Fund.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of each Fund’s shares. Investor Class, Advisor Class, Trust Class and Institutional Class shares are offered on a no-load basis. As described in the Funds’ prospectuses, certain classes are available only through investment providers (“Institutions”) that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of each Fund’s Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund’s Advisor Class, Trust Class, Class A, Class C and Class R3 shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds’ shares.  However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase.  A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

Sales charge revenues collected and retained by the Distributor for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Emerging Markets Equity – Class A	2012	39,023	7,991	-	-
	2011	17,669	2,787	1,800	-
	2010	12,558	2,395	-	-
Emerging Markets Equity – Class C	2012	-	-	1,343	-
	2011	-	-	615	-
	2010	-	-	315	-

Equity Income – Class A	2012	1,547,854	283,502	28,347	-
	2011	1,703,840	306,605	6,400	-
	2010	447,849	78,930	-	-
Equity Income – Class C	2012	-	-	104,615	-
	2011	-	-	47,966	-
	2010	-	-	11,607	-
Focus – Class A	2012	150	22	-	-
	2011	2,000	373	-	-
	2010*	-	-	-	-
Focus – Class C	2012	-	-	-	-
	2011	-	-	-	-
	2010*	-	-	-	-
Global Equity – Class A	2012	-	-	-	-
	2011*	-	-	-	-
	2010^	-	-	-	-
Global Equity – Class C	2012	-	-	-	-
	2011*	-	-	-	-
	2010^	-	-	-	-
Global Thematic Opportunities – Class A	2012	6,268	1,477	-	-
	2011*	-	-	-	-
	2010^	-	-	-	-
Global Thematic Opportunities – Class C	2012	-	-	-	-

	2011*	-	-	-	-
	2010^	-	-	-	-
Guardian – Class A	2012	2,252	352	-	-
	2011	16,882	2,997	2,381	-
	2010	8,328	1,356	-	-
Guardian – Class C	2012	-	-	84	-
	2011	-	-	227	-
	2010	-	-	628	-
International – Class A	2012	1,017	152	-	-
	2011	2,451	492	-	-
	2010*	-	-	-	-
International – Class C	2012	-	-	80	-
	2011	-	-	-	-
	2010*	-	-	-	-
Intrinsic Value – Class A	2012	8,609	1,557	-	-
	2011	1,056,611	12,234	-	-
	2010*	-	-	-	-
Intrinsic Value – Class C	2012	-	-	2,182	-
	2011	-	-	812	-
	2010*	-	-	-	-
International Large Cap – Class A	2012	5,846	865	-	-
	2011	9,661	1,772	-	-

	2010	7,724	1,470	180	-
International Large Cap – Class C	2012	-	-	3,801	-
	2011	-	-	1,536	-
	2010	-	-	128	-
Large Cap Disciplined Growth – Class A	2012	59,436	10,129	-	-
	2011	118,971	23,113	-	-
	2010	115,399	19,960	-	-
Large Cap Disciplined Growth – Class C	2012	-	-	10,220	-
	2011	-	-	6,412	-
	2010	-	-	10,559	-
Large Cap Value – Class A	2012	4,294	683	-	-
	2011	2,606	479	-	-
	2010*	-	-	-	-
Large Cap Value – Class C	2012	-	-	-	-
	2011	-	-	-	-
	2010*	-	-	-	-
Mid Cap Growth – Class A	2012	40,240	6,866	-	-
	2011	11,947	1,934	-	-
	2010	5,088	825	-	-
Mid Cap Growth – Class C	2012	-	-	783	-
	2011	-	-	245	-

	2010	-	-	636	-
Mid Cap Intrinsic Value – Class A	2012	200	31	-	-
	2011	3,134	562	-	-
	2010*	-	-	-	-
Mid Cap Intrinsic Value – Class C	2012	-	-	-	-
	2011	-	-	25	-
	2010*	-	-	-	-
Multi-Cap Opportunities– Class A	2012	6,875	1,202	-	-
	2011	1,238	280	-	-
	2010*	-	-	-	-
Multi-Cap Opportunities – Class C	2012	-	-	163	-
	2011	-	-	-	-
	2010*	-	-	-	-
Real Estate – Class A	2012	133,556	23,578	-	-
	2011	281,518	47,038	-	-
	2010*	4,250	766	-	-
Real Estate – Class C	2012	-	-	5,263	-
	2011	-	-	4,160	-
	2010*	-	-	-	-
Select Equities – Class A	2012	31,600	5,115	259	-
	2011	77,169	12,578	39,493	-
	2010	80,505	14,374	-	-

Select Equities – Class C	2012	-	-	3,595	-
	2011	-	-	2,373	-
	2010	-	-	4,621	-
Small Cap Growth – Class A	2012	-	-	-	-
	2011	1,900	296	-	-
	2010	1,496	231	-	-
Small Cap Growth – Class C	2012	-	-	155	-
	2011	-	-	72	-
	2010	-	-	40	-
Socially Responsive – Class A	2012	129,802	21,565	11,776	-
	2011	267,413	44,626	-	-
	2010	66,480	11,844	-	-
Socially Responsive – Class C	2012	-	-	2,715	-
	2011	-	-	3,220	-
	2010	-	-	1,219	-
Value – Class A	2012	3,748	549	-	-
	2011*	-	-	-	-
	2010^	-	-	-	-
Value – Class C	2012	-	-	-	-
	2011*	-	-	-	-
	2010^	-	-	-	-
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations  of each Fund’s Class A and Class C follows the name of the Fund:  Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman International Fund (December 20,

2010); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) (June 21, 2010); Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) (June 21, 2010); Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009); Neuberger Berman Real Estate Fund (June 21, 2010); and Neuberger Berman Value Fund (formerly Large Cap Value Fund) (March 2, 2011).

^ No data available because this Class of the Fund had not yet commenced operations.

For each Fund that is sold directly to investors (currently the Funds in the Investor Class, certain Funds in the Trust and Institutional Classes and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectuses), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class and the Institutional Class, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class, the Trust Class (except the Trust Class of Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman International Fund and Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), as to which there is a Distribution Agreement), Class A, Class C and Class R3 (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2013. The Distribution Agreements may be renewed annually with respect to a Fund if specifically approved by (1) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the outstanding shares of the Fund. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.

In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

Distribution Plan (Trust Class Only)

The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to the Trust Class of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund. The Plan provides that the Trust Class of each Fund will compensate NB Management for administrative and other services provided to the Trust Class of the Fund, its activities and expenses related to the sale and distribution of Trust Class shares, and ongoing services to investors in the Trust Class of the Fund. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class’s plan complies with these rules.

The table below sets forth the amount of fees accrued for the Trust Class of the Funds indicated below:

Trust Class	Fiscal Year Ended August 31,
Fund	2012	2011	2010
Focus	$16,593	$20,637	$23,013
Guardian	$109,849	$100,469	$80,724
International Large Cap	$15,605	$25,927	$30,271
Large Cap Value (formerly Partners)	$308,669	$571,477	$655,521
Mid Cap Intrinsic Value (formerly Regency)	$20,430	$41,229	$60,326
Real Estate	$234,021	$188,501	$87,975
Small Cap Growth	$17,058	$23,433	$33,116
Socially Responsive	$491,221	$481,230	$353,579

Distribution Plan (Advisor Class Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to the Advisor Class of each Fund offering Advisor Class shares.  The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Advisor Class of the Fund, its activities and expenses related to the sale and distribution of Advisor Class shares, and ongoing services to investors in the Advisor Class of the Fund. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Advisor Class shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class’s plan complies with these rules.

The table below sets forth the amount of fees accrued for the Advisor Class of the Funds indicated below:

Advisor Class	Fiscal Year Ended August 31,
Fund	2012	2011	2010
Focus	$16,974	$21,938	$23,594
Genesis	$1,522,648	$1,454,332	$1,132,033
Guardian	$1,497	$1,590	$1,443
Large Cap Value (formerly Partners)	$642,656	$960,745	$1,000,026
Mid Cap Growth	$24,169	$18,526	$15,728
Small Cap Growth	$16,429	$26,366	$29,023

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class A of each Fund offering Class A shares.  The Plan provides that Class A of each Fund will compensate NB Management for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, NB Management receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s plan complies with these rules.

The table below sets forth the amount of fees accrued for Class A of the Funds indicated below:

Class A@	Fiscal Years Ended August 31,
Fund	2012	2011	2010
Emerging Markets Equity	$10,632	$16,645	$9,195
Equity Income	$2,014,858	$964,731	$222,769
Focus	$1,336	$423	$14*
Global Equity	$191	$26*	N/A^
Global Thematic Opportunities	$1,213	$45*	N/A^
Guardian	$34,440	$13,162	$6,474
International	$5,311	$418*	N/A^
International Large Cap	$16,590	$19,794	$18,519
Intrinsic Value	$22,493	$11,757	$460*
Large Cap Disc. Growth	$144,865	$108,373	$102,383
Large Cap Value (formerly Partners)	$54,052	$1,834	$15*
Mid Cap Growth	$124,933	$51,555	$9,893
Mid Cap Intrinsic Value (formerly Regency)	$7,942	$1,143	$14*
Multi-Cap Opportunities	$4,172	$688	$431*
Real Estate	$132,595	$41,916	$47*
Select Equities	$73,955	$82,883	$111,829
Small Cap Growth	$2,625	$3,774	$925
Socially Responsive	$201,962	$105,353	$15,419
Value (formerly Large Cap Value)	$2,312	$208*	N/A^
@As of August 31, 2012, Class A of Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of each Fund’s Class A follows the name of the Fund:  Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman International Fund (December 20, 2010); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) (June 21, 2010);  Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) (June 21, 2010); Neuberger Berman Multi-Cap Opportunities Fund (December

21, 2009); Neuberger Berman Real Estate Fund (June 21, 2010); and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) (March 2, 2011).

^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of each Fund offering Class C shares.  The Plan provides that Class C of each Fund will compensate NB Management for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, NB Management receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets, of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s plan complies with these rules.

The table below sets forth the amount of fees accrued for Class C of the Funds indicated below:

Class C@	Fiscal Years Ended August 31,
Fund	2012	2011	2010
Emerging Markets Equity	$12,763	$8,536	$2,407
Equity Income	$3,132,401	$1,377,115	$188,479
Focus	$2,912	$1,619	$56*
Global Equity	$444	$81*	N/A^
Global Thematic Opportunities	$1,180	$100*	N/A^
Guardian	$12,153	$7,111	$1,905
International	$1,399	$286*	N/A^
International Large Cap	$24,125	$23,034	$10,383
Intrinsic Value	$66,273	$21,623	$154*
Large Cap Disc. Growth	$343,097	$385,722	$323,980
Large Cap Value (formerly Partners)	$939	$593	$57*
Mid Cap Growth	$16,501	$4,654	$1,747

Class C@	Fiscal Years Ended August 31,
Fund	2012	2011	2010
Mid Cap Intrinsic Value (formerly Regency)	$2,102	$990	$61*
Multi-Cap Opportunities	$3,029	$1,651	$457*
Real Estate	$125,768	$36,347	$112*
Select Equities	$119,832	$134,186	$110,572
Small Cap Growth	$4,948	$2,235	$1,145
Socially Responsive	$148,081	$84,398	$17,476
Value (formerly Large Cap Value)	$423	$157*	N/A^
@As of August 31, 2012, Class C of Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of each Fund’s Class C follows the name of the Fund:  Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman International Fund (December 20, 2010); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) (June 21, 2010); Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) (June 21, 2010); Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009); Neuberger Berman Real Estate Fund (June 21, 2010); and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) (March 2, 2011).

^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Class R3 Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class R3 of each Fund offering Class R3 shares.  The Plan provides that Class R3 of each Fund will compensate NB Management for administrative and other services provided to Class R3 of the Fund, its activities and expenses related to the sale and distribution of Class R3 shares, and ongoing services to investors in Class R3 of the Fund. Under the Plan, NB Management receives from Class R3 of each Fund a fee at the annual rate of 0.50% of that Class’s average daily net assets, of which 0.25% is a distribution fee and 0.25% is a service fee.  NB Management may pay up to the full amount of this fee to Institutions that make available Class R3 shares and/or provide services to Class R3 and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class R3 of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class R3’s plan complies with these rules.

The table below sets forth the amount of fees accrued for Class R3 of the Funds indicated below:

Class R3@	Fiscal Years Ended August 31,
Fund	2012	2011	2010
Emerging Markets Equity	$406	$175	$30*
Equity Income	$2,389	$278	$29*
Guardian	$2,921	$892	$299
International Large Cap	$1,362	$391	$296
Large Cap Disc. Growth	$1,708	$1,061	$300
Large Cap Value (formerly Partners)	$1,273	$171	$29*
Mid Cap Growth	$9,359	$1,466	$310
Mid Cap Intrinsic Value (formerly Regency)	$905	$189	$29*
Real Estate	$11,351	$809	$29*
Small Cap Growth	$847	$421	$309
Socially Responsive	$70,436	$16,726	$364
@ As of August 31, 2012, Class R3 of Neuberger Berman Genesis, Neuberger Berman International Fund and Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of each Fund’s Class R3 follows the name of the Fund: Neuberger Berman Emerging Markets Equity Fund (June 21, 2010); Neuberger Berman Equity Income Fund (June 21, 2010); Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) (June 21, 2010); Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) (June 21, 2010); and Neuberger Berman Real Estate Fund (June 21, 2010).

Distribution Plan (Trust Class, Advisor Class, Class A, Class C and Class R3)

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

Each Plan is renewable from year to year with respect to a class of a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and

(2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, one or more of the Funds may be closed to new investors. Because the Plans for the Trust Class, Advisor Class, Class A, Class C and Class R3 shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Funds is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open. Because the value of a Fund's portfolio securities changes every business day, its share price usually changes as well.

A Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including options and securities issued by ETFs). The independent pricing service values equity portfolio securities (including options and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on market quotations.

A Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities. Valuations of debt securities (other than short-term securities) provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value.

NB Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation for a security is not available from an independent pricing service or if NB Management believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of a Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time a Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant.

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when shareholders do not have access to that Fund.

Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Subscriptions in Kind

The Funds may from time to time accept securities in exchange for Fund shares.

Financial Intermediaries

The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf.  Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Prospectuses.

Automatic Investing and Dollar Cost Averaging

For each Class that is sold directly to investors (currently the Investor Class, certain Funds in the Trust and Institutional Classes and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectuses), shareholders in that Class (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A Direct Shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans.  Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases.  Pursuant to a determination of eligibility by NB Management, Class A shares of a Fund may be sold at net asset value to:

1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger Berman and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”)  (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3.
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger Berman and its affiliated companies;

7.	NB Management or Neuberger Berman and its affiliated companies;

8.	an individual or entity with a substantial business relationship with NB Management or Neuberger Berman and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with a Fund;

9.
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts of insurance companies that have a participation agreement with NB Management and whose underlying investments are managed by NB Management or Neuberger Berman and its affiliated companies and that hold their shares directly with a Fund;

10.	directors, officers and employees of institutions that have a selling agreement with the Distributor;

11.
banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

12.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

13.
Employer-sponsored defined contribution – type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;

14.           Employee benefit and retirement plans for NB Management and its affiliates; and

15.
Certain IRAs that are part of an IRA platform sponsored by a financial intermediary that has an agreement with the Distributor, which specifically provides that the Funds' shares are offered at NAV on such IRA platform.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

■	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

■	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under a Fund’s IRA rollover policy as described in the Class A and Class C Prospectuses) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are reset annually.

A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

See Appendix B to this SAI for information regarding sales charge reductions and waivers.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in the respective fund’s Prospectus, if shareholders purchased Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met.  Investor Class shares of a fund in the fund family may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, and Class R3 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.

If shareholders purchased shares of a fund in the fund family directly, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund, Investment Class shares of State Street Institutional Liquid Reserves Fund, Investment Class shares of State Street Institutional Treasury Plus Money Market Fund, Institutional Class shares of JPMorgan Tax Free Money Market Fund, and Morgan Class shares of JPMorgan New York Municipal Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through NB Management, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the Neuberger Berman fund family having a sales charge.

Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or NB Management for further information on exchanging your shares.

Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

A Fund may terminate or materially alter its exchange privilege without notice to shareholders.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determine that it is in the best interests of a Fund’s shareholders as a whole.

Abandoned Property

It is the responsibility of the investor to ensure that NB Management maintains a correct address for the investor’s account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to NB Management. If NB Management is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. NB Management is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Advisor Class, Investor Class, Trust Class, Class A and Class C shares of a Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund.  Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains and net gains from foreign currency transactions it earns or realizes that are allocable to that Class. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. A Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund’s NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman Equity Income Fund and Neuberger Berman Real Estate Fund distribute substantially all of their net investment income (after deducting expenses), if any, near the end of each calendar quarter.

Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders (or Institution) whether received in cash or reinvested in Fund shares.

A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election and the shareholder’s dividends and other distributions thereafter will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder (or Institution) requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Funds

To qualify or continue to qualify for treatment as a RIC under the Code, each Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions), all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following:

(1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and

(2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs (collectively, “Diversification Requirements”).

If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not, to avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- (a) it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits.  Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%) for taxable years beginning before January 1, 2013. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions each year to avoid liability for the Excise Tax.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

For each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), and Neuberger Berman International Large Cap Fund, if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file with the Internal Revenue Service (“Service”) an election that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. A Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of a Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  Investors should be aware that a Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein.

A Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Other Income.

Exchange-traded futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- excluding any “securities futures contract” (both as defined in the Code) that is not a “dealer securities futures contract” and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- that are subject to section 1256 of the Code (“Section 1256 contracts”) in which a Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

A Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, a Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID and other non-cash income) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

A Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes.  Most MLPs in which a Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the investing Funds under the Income Requirement.  If a Fund invests in an MLP or an ETF (organized as a partnership) that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as Qualifying Other Income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company.

A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Funds’ Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Each Fund is required to withhold and remit to the U.S. Treasury 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.

Withholding at that rate also is required from dividends and other distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  If a foreign shareholder’s ownership of Fund shares is effectively connected with a U.S. trade or business carried on by the foreign shareholder, the foreign shareholder will not be subject to such withholding tax but will be subject to federal income tax on income dividends from a Fund as if it were a U.S. shareholder.  A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain, unless the shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). If legislation is enacted to extend certain provisions of the Code which expired for taxable years beginning on or after January 1, 2012, foreign shareholders would not be subject to withholding tax on “short-term capital gain dividends” and “interest-related dividends” (if any) paid by a Fund.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund will be required to withhold 30% of the ordinary dividends it pays after December 31, 2013, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Service in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any.  Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance.  A non-U.S. entity that invests in a Fund will need to provide a Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.  Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a Fund.

As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), a Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

A shareholder’s basis in Fund shares that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method.  The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

FUND TRANSACTIONS

In effecting securities transactions, the Funds seek to obtain the best price and execution of orders.  Affiliates of NB Management are permitted to act as brokers for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”).  For Fund transactions which involve securities traded on the OTC market, each Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

During the fiscal year ended August 31, 2010, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $38,629, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $326,863, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Emerging Markets Fund paid brokerage commissions of $462,720, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund.

100% of the $462,720 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $265,228,853) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Equity Income Fund paid brokerage commissions of $387,192, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Equity Income Fund paid brokerage commissions of $1,617,775, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Equity Income Fund paid brokerage commissions of $2,425,489, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,425,489 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,055,634,963) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Focus Fund paid brokerage commissions of $969,720, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Focus Fund paid brokerage commissions of $993,480, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Focus Fund paid brokerage commissions of $796,484, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $796,484 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,041,523,480) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc.; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $20,055,600.

During the fiscal year ended August 31, 2010, Neuberger Berman Genesis Fund paid brokerage commissions of $3,395,957, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Genesis Fund paid brokerage commissions of $4,243,289, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Genesis Fund paid brokerage commissions of $3,092,202, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $3,092,202 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,954,638,749) was directed to those brokers at least partially on the basis of research services they provided.  During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

Neuberger Berman Global Equity Fund commenced operations June 30, 2011, therefore the Fund does not have brokerage data for the fiscal year ended August 31, 2010.

During the fiscal year ended August 31, 2011, Neuberger Berman Global Equity Fund paid brokerage commissions of $719, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Global Equity Fund paid brokerage commissions of $4,357, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $4,357 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $6,747,715) was directed to those brokers at least partially on the basis of research services they provided.  During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): State Street Bank & Trust Co.; at that date, that Fund did not hold any securities of its regular brokers or dealers.

Neuberger Berman Global Thematic Opportunities Fund commenced operations June 30, 2011, therefore the Fund does not have brokerage data for the fiscal year ended August 31, 2010.

During the fiscal year ended August 31, 2011, Neuberger Berman Global Thematic Opportunities Fund paid brokerage commissions of $26,374, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Global Thematic Opportunities Fund paid brokerage commissions of $103,137, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $103,137 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $62,627,092) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Guardian Fund paid brokerage commissions of $649,319, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Guardian Fund paid brokerage commissions of $600,352, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Guardian Fund paid brokerage commissions of $541,900, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $541,900 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $653,024,405) was directed to those brokers at least partially on the basis of research services they provided.  During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman International Fund paid brokerage commissions of $651,831, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman International Fund paid brokerage commissions of $559,636, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman International Fund paid brokerage commissions of $268,482, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $268,482 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $197,102,195) was directed to those brokers at least partially on the basis of research services they provided.  During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Credit Suisse Securities (USA) LLC; at that date, that Fund did not hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) paid brokerage commissions of $351,431, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) paid brokerage commissions of $401,500, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) paid brokerage commissions of $430,168, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $430,168 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $388,079,784) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Credit Suisse Securities (USA) LLC; at that date, that Fund did not hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman International Large Cap Fund paid brokerage commissions of $200,810, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman International Large Cap Fund paid brokerage commissions of $305,533, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman International Large Cap Fund paid brokerage commissions of $177,324, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $177,324 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $124,237,362) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Credit Suisse Securities (USA) LLC; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Credit Suisse Securities (USA) LLC, $1,003,973.

During the fiscal year ended August 31, 2010, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $44,911, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $235,550, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $139,014, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $139,014 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $83,932,821) was directed to those brokers at least partially on the basis of research services they provided.  During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $437,292, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $595,932, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $586,263, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $586,263 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,516,200,116) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc.; at that date, that Fund did not hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) paid brokerage commissions of $2,916,658, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) paid brokerage commissions of $2,275,355, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) paid brokerage commissions of $2,905,840, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,905,840 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $3,898,581,595) was directed to those brokers at least partially on the basis of research services they provided.  During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Banc of America Securities LLC, Citigroup Global Markets, Inc., Goldman Sachs & Co., JP Morgan Chase & Co., Inc., Morgan Stanley & Co., Inc., and State Street Bank & Trust Co.; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Banc of America Securities LLC, $19,632,013, Citigroup Global Markets, Inc., $52,571,548, Goldman Sachs & Co., $53,672,458, JP Morgan Chase & Co., Inc., $60,137,682, and Morgan Stanley & Co., Inc., 8,729,655.

During the fiscal year ended August 31, 2010, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $612,977, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $418,585, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $420,280, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $420,280 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $521,408,131) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) paid brokerage commissions of $166,301, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) paid brokerage commissions of $118,887, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) paid brokerage commissions of $60,192, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $60,192 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $48,679,376) was directed to those brokers at least partially on the basis of research services they provided.  During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): State Street Bank & Trust Co.; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: State Street Bank & Trust Co., $1,443,520.

During the fiscal year ended August 31, 2010, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $15,686, of which $8 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $98,566, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $265,587, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $265,587 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $449,885,456) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Goldman Sachs & Co., and JP Morgan Chase & Co., Inc.; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $16,713,000.

During the fiscal year ended August 31, 2010, Neuberger Berman Real Estate Fund paid brokerage commissions of $256,529, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Real Estate Fund paid brokerage commissions of $347,850, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Real Estate Fund paid brokerage commissions of $399,002, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $399,002 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $372,716,173) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Select Equities Fund paid brokerage commissions of $156,114, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Select Equities Fund paid brokerage commissions of $118,648, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Select Equities Fund paid brokerage commissions of $63,897, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $63,897 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $101,069,713) was directed to those brokers at least partially on the basis of research services they provided.  During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $1,486,621, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $1,110,610, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $1,058,419, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,058,419 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $885,991,092) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $737,400, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $782,218, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $921,344, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $921,344 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,032,808,893) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2010, Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) paid brokerage commissions of $369, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) paid brokerage commissions of $752, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2012, Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) paid brokerage commissions of $6,276, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2012, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $6,276 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $8,316,204) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2012, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Banc of America Securities LLC, Citigroup Global Markets, Inc., Goldman Sachs & Co., JP Morgan Chase & Co., Inc., Morgan Stanley & Co., Inc., and State Street Bank & Trust Co.; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Banc of America

Securities LLC, $50,089, Citigroup Global Markets, Inc., $134,111, Goldman Sachs & Co., $145,682, JP Morgan Chase & Co., Inc., $153,425, and Morgan Stanley & Co., Inc., $23,145.

For each of Neuberger Berman Emerging Markets Fund and Neuberger Berman Equity Income Fund, the aggregate dollar amount of brokerage commissions paid in the 2012 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2010 fiscal year due to an increase in the net assets of the Fund.

For each of Neuberger Berman Global Equity Fund and Neuberger Berman Global Thematic Opportunities Fund, the aggregate dollar amount of brokerage commissions paid in the 2012 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2011 fiscal year because the Fund commenced operations and operated for only two months in the 2011 fiscal year.

For Neuberger Berman Intrinsic Value Fund, the aggregate dollar amount of brokerage commissions paid in the 2012 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2010 fiscal year because the Fund commenced operations and operated for only four months in the 2010 fiscal year.

For Neuberger Berman Multi-Cap Opportunities Fund, the aggregate dollar amount of brokerage commissions paid in the 2012 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2010 and 2011 fiscal years due to an increase in the net assets of the Fund.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. Each Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to each Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NB Management’s judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of a Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.

To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.

A committee comprised of officers of NB Management and/or employees of Neuberger Berman who are managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by a Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

Each Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Expense Offset Arrangement

Each Fund also has or will enter into an expense offset arrangement in connection with its custodian contract.  For the year ended August 31, 2012, the impact of this arrangement was a reduction of expenses as follows:

Funds	Amount of Reduction of Expenses
Emerging Markets Equity	$46
Equity Income	$1,236
Focus	$507
Genesis	$720
Global Equity	$0
Global Thematic Opportunities	$10
Guardian	$37
International	$61
International Equity (formerly International Institutional)	$82
International Large Cap	$45
Intrinsic Value	$2
Large Cap Disciplined Growth	$6
Large Cap Value (formerly Partners)	$695
Mid Cap Growth	$178
Mid Cap Intrinsic Value (formerly Regency)	$1
Multi-Cap Opportunities	$62
Real Estate	$13
Select Equities	$16
Small Cap Growth	$19
Socially Responsive	$130
Value (formerly Large Cap Value)	$0

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

For Neuberger Berman Equity Income Fund, the portfolio turnover rate in fiscal year 2012 differed materially from the portfolio turnover rate in fiscal year 2011 due to market conditions.

For each of Neuberger Berman Global Equity Fund and Neuberger Berman Global Thematic Opportunities Fund, the portfolio turnover rate in fiscal year 2012 differed materially from the portfolio turnover rate in fiscal year 2011 due to the shorter period of operations in 2011.

For each of Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) and Neuberger Berman Multi-Cap Opportunities Fund, the portfolio turnover rate in fiscal year 2012 differed materially from the portfolio turnover rate in fiscal year 2011 due to changes in investment outlook.

For Neuberger Berman Small Cap Growth Fund, the portfolio turnover rate in fiscal year 2012 differed materially from the portfolio turnover rate in fiscal year 2011 due to market conditions and a fluctuating volume of shareholder purchase and redemption orders.

Proxy Voting

The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

For socially responsive clients, NB Management has adopted socially responsive voting guidelines. For non-socially responsive clients, NB Management’s guidelines adopt the voting recommendations of Glass Lewis for their respective investment advisory clients. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the “Potential Recipients”) unless such disclosure is consistent with a Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved

Recipients.” NB Management may determine to expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NB Management’s legal and compliance department. These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NB Management or any affiliated person of either NB Management or a Fund, on the other, by creating a review and approval process of potential recipients of portfolio holdings, which seeks to ensure that disclosure of information about a Fund’s portfolio securities is in the best interests of the Fund and its shareholders.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Chief Compliance Officer shall report any material issues that may arise under these policies to the board.

Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds’ shareholders.  The NB Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract,

State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent.  Each Fund may enter into a securities lending agreement under which the Fund loans securities to a counter party as a principal borrower or lending agent.  Those principal borrowers or agents may receive each Fund’s portfolio holdings daily.  Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  Each Fund might pay a fee for agency and/or administrative services related to its role as lending agent.  Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Funds.  The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman.  Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose.  FactSet receives reasonable compensation for its services.

The Funds may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies.  Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  Each Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  Each Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund’s top 10 holdings.  No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information.  NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firm for the Fund. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of June 24, 2009. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty-one separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds,” and the term “Neuberger Berman” in each Fund’s name (except Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), and Neuberger Berman Real Estate Fund) was “Neuberger & Berman.”

On December 17, 2007, each of Neuberger Berman Mid Cap Growth Fund,  Neuberger Berman Small Cap Growth Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) changed its name from Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund and Neuberger Berman Premier Dividend Fund, respectively.

On August 15, 2008, Neuberger Berman Genesis Fund acquired all of the net assets of Neuberger Berman Fasciano Fund, a former series of the Trust.

On April 9, 2009, Neuberger Berman Century Fund acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund, a former series of the Trust, and changed its name to Neuberger Berman Large Cap Disciplined Growth Fund.

On December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund changed its name from Neuberger Berman Research Opportunities Fund, and on December 17, 2007, Neuberger Berman Research Opportunities Fund changed its name from Neuberger Berman Premier Analysts Fund.

As of the close of business on May 7, 2010, the Neuberger Berman Intrinsic Value Fund became the successor to DJG Small Cap Value Fund, L.P., an unregistered limited partnership (“DJG Fund”).  On that date, the DJG Fund transferred its assets to the Fund in exchange for the Fund’s Institutional Class shares.  DJG fund was the successor to the DJG Small Cap Value Fund, an unregistered commingled investment account (“DJG Account”).  Prior to May 7, 2010, the Fund had no operations.  Performance information for the Fund after July 15, 2008, is that of DJG Fund and performance information from July 8, 1997 (the DJG Account’s commencement of operations), to July 14, 2008, is that of DJG Account.

On April 2, 2012, each of Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Value Fund changed its name from Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Large Cap Value Fund, respectively.

On December 15, 2012, Neuberger Berman International Equity Fund changed its name from Neuberger Berman International Institutional Fund.

Description of Shares.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds.  The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

Each Fund has selected State Street, 2 Avenue de Lafayette, Boston, MA 02111, as custodian for its securities and cash. State Street also serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA  02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

Each of Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012, the following are all of the beneficial and record owners of five percent or more of a Class of each Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Emerging Markets Equity Fund Class A	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	14.61%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10.74%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	8.95%
	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	8.87%
	MSSB 4335 Quapaw Ave. San Diego, CA 92117-4528	5.15%
Neuberger Berman Emerging Markets Equity Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	64.44%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	14.98%
	MSSB Broken Arrow, OK 74011-1272	8.18%
Neuberger Berman Emerging Markets Equity Fund Institutional Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	21.33%

Fund and Class	Name and Address	Percent Owned
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	13.58%
	MAC & Co PO Box 3198 Pittsburgh, PA 15230-3198	11.34%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	10.54%
	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	6.38%
	The Regents of the University of California 1111 Broadway Suite 1400 Oakland, CA 94607-4026	5.16%
Neuberger Berman Emerging Markets Equity Fund Class R3	NFS LLC FEBO Robert Forster 325 N. NEnd Ave. Appt 11I New York, NY 10282-1031	81.54%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	11.89%
	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	6.55%
Neuberger Berman Equity Income Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	37.62%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	15.65%
	Goldman, Sachs & Co. 200 West Street New York, NY 10282-2198	14.45%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Equity Income Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	31.64%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	17.05%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	14.93%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	8.29%
Neuberger Berman Equity Income Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	25.99%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	20.95%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	10.13%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	8.25%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	7.02%
	MITRA & Co 11270 WeSt. Park Place - Ste 400 Milwaukee, WI 53224-3638	6.41%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Equity Income Fund R3	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	56.57%
	Frontier Trust Company FBO REALCOMP II LTD. 401(K) Plan PO Box 10758 Fargo, ND 58106-0758	20.79%
	MG Trust Company 700 17th Street Suite 300 Denver, CO 80202-3531	11.19%
	NFS LLC FEBO Prudential Bank & Trust FSB TT Orgill Inc. 401K Plan FBO William M. Fondren 7247 Great Oaks Rd. Germantown, TN 38138-2750	9.88%
Neuberger Berman Focus Fund Advisor Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	77.51%
	Hartford Life Insurance Co 1 Griffin Rd N Windsor, CT 06095-1512	5.47%
Neuberger Berman Focus Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	5.99%
Neuberger Berman Focus Fund Trust Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	27.88%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	18.54%

Fund and Class	Name and Address	Percent Owned
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	16.01%
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	7.71%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	7.03%
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	5.33%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.15%
Neuberger Berman Focus Fund Class A	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	60.78%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	8.70%
	Great-West Trust Company LLC TTEE Employee Benefits Clients 401K 8515 E. Orchard Rd. 2T2 Greenwood Village, CO80111-5002	8.67%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.80%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.19%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Focus Fund Class C	NFS LLC Mark Neil Axinn Allen H Brill 200 Liberty Street, NY4F New York, NY 10281	66.41%
	NFS LLC FBO E W Parnes 97 Rev Tru Richard A Marks Ttee 200 Seaport Boulevard, Z2P Boston, MA 02210	20.10%
	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	11.39%
Neuberger Berman Focus Fund Institutional Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	63.08%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	24.07%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	10.44%
Neuberger Berman Genesis Fund Advisor Class	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	9.14%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	8.33%
	Horace Mann Life Insurance Co 1 Horace Mann Plz Springfield, IL 62715-0002	8.03%

Fund and Class	Name and Address	Percent Owned
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	5.47%
Neuberger Berman Genesis Fund Institutional Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	32.83%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	8.12%
	MAC & Co PO Box 3198 Pittsburgh, PA 15230-3198	7.12%
	Vanguard Fiduciary Trust Co PO Box 2600 Valley Forge, PA 19482-2600	5.82%
	State Street Bank & Trust Co Ttee Ford Motor Company Master Trust Fund 1200 Crown Colony Dr. Quincy, MA 02169-0938	5.11%
Neuberger Berman Genesis Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	22.94%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	15.90%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	8.42%
Neuberger Berman Genesis Fund Trust Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	19.19%

Fund and Class	Name and Address	Percent Owned
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	15.99%
	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	6.51%
Neuberger Berman Global Equity Fund Class A	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	33.04%
	Elizabeth Price Ramos Tr* Long Beach, NY 11561-3977	31.93%
	State Street Bank & Trust Co 1009 E Marie Ln Bloomington, IN 47401-9040	9.43%
	U.S. Bancorp Investments Inc. 60 Livingston Ave. Saint Paul, MN 55107-2292	9.06%
	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	7.30%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	6.79%
Neuberger Berman Global Equity Fund Class C	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	86.68%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	13.31%
Neuberger Berman Global Equity Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	80.73%

Fund and Class	Name and Address	Percent Owned
	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	19.26%
Neuberger Berman Global Thematic Opportunities Fund Class A	MAC & Co PO Box 3198 Pittsburgh, PA 15230-3198	31.19%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	28.85%
	MAC & Co PO Box 3198 Pittsburgh, PA 15230-3198	24.25%
Neuberger Berman Global Thematic Opportunities Fund Class C	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	30.99%
	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	28.81%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	24.76%
	Stifel Nicolaus & Co Inc 501 N Broadway Saint Louis, MO 63102-2188	6.54%
Neuberger Berman Global Thematic Opportunities Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	95.85%
Neuberger Berman Guardian Fund Advisor Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	24.98%
	EMJAYCO PO Box 170910 Milwaukee, WI 53217-0909	13.06%

Fund and Class	Name and Address	Percent Owned
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	7.91%
	TD Ameritrade Inc PO Box 2226 Omaha, NE 68103-2226	6.02%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5.88%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.26%
Neuberger Berman Guardian Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	17.21%
Neuberger Berman Guardian Fund Trust Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	39.21%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	14.23%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	9.37%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	6.69%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	5.17%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Guardian Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	45.77%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	35.74%
	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	5.68%
Neuberger Berman Guardian Fund Class A	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	77.11%
Neuberger Berman Guardian Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	40.81%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	17.98%
	Stifel Nicolaus & Co Inc 501 N Broadway Saint Louis, MO 63102-2188	12.11%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	11.29%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	10.50%
Neuberger Berman Guardian Fund Class R3	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	89.15%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	10.73%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman International Equity Fund Institutional Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	28.74%
	Childrens Healthcare of Atlanta, Inc State Street Bank & Trust 1584 Tullie Cir NE Atlanta, GA 30329-2311	15.48%
	Northern Trust Co Cust Grand Rapids PO Box 92956 Chicago, IL 60675-2956	10.72%
	MAC & Co PO Box 3198 Pittsburgh, PA 15230-3198	10.60%
	Northern Trust Co Cust Grand Rapids PO Box 92956 Chicago, IL 60675-2956	9.66%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	5.97%
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	5.52%
Neuberger Berman International Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	23.07%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	7.61%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman International Fund Trust Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	26.16%
	National Financial Services Corp 200 Liberty St. – 1 World Fin Ctr. New York, NY 10281	9.44%
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	7.78%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	7.47%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5.12%
Neuberger Berman International Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	63.46%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	13.83%
Neuberger Berman International Fund Class C	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	59.09%
	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	12.34%
	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	9.06%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	7.24%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman International Large Cap Fund Institutional Class	UBATCO & Co Aces Trust Fund 6811 S 27th St Lincoln, NE 68512-4823	35.30%
	Massachusetts Laborers' Annuity Fund 14 New England Executive Park Ste 200 Burlington, MA 01803-5201	15.12%
	Massachusetts Laborers CUST 14 New England Executive Park Ste 200 Burlington, MA 01803-5201	10.85%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	9.91%
	T. Rowe Price Trust Co. 4555 Painters Mill Rd. Owings Mills, MD 21117-4903	5.07%
Neuberger Berman International Large Cap Fund Class A	BRICS & Co FBO Oneok, Inc. 340 S Cleveland Ave, 1st Floor OH1-0481 Westerville, OH 43081-8917	45.47%
Neuberger Berman International Large Cap Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	84.28%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	5.15%
Neuberger Berman International Large Cap Fund Class R3	ING K-CHOICE Trustee: Reliance Trust Company 400 Atrium Dr. Somerset, NJ 08873-4162	48.22%

Fund and Class	Name and Address	Percent Owned
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	31.91%
	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	18.09%
Neuberger Berman International Large Cap Fund Trust Class	Barclays Capital Inc 70 Hudson Street 7th Floor Jersey City, NJ 07302-4585	18.03%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	14.60%
	National Financial Services Corp 200 Liberty St - 1 World Fin Ctr New York, NY 10281	12.99%
	Lincoln Retirement Services Co. PO Box 7876 Fort Wayne, IN 46801-7876	12.97%
Neuberger Berman Intrinsic Value Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	24.43%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	12.27%
	SEI Private Trust Company 1 Freedom Valley Dr Oaks, PA 19456-9989	10.69%
	Fifth Third Bank Ttee FBO: Community Hospital Deprec M/F P.O. Box 3385 Cincinnati, OH 45263-0001	10.14%

Fund and Class	Name and Address	Percent Owned
	Fifth Third Bank Ttee FBO: Community Hospital-Pension M/F P.O. Box 3385 Cincinnati, OH 45263-0001	8.01%
	Michael J Palladino Victor R Cipullo Trs Detectives Endowment Assoc Annuity Fund 26 Thomas St New York, NY 10007-1107	5.22%
Neuberger Berman Intrinsic Value Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	41.56%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	16.96%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	12.42%
Neuberger Berman Intrinsic Value Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	56.51%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	13.97%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	11.80%
Neuberger Berman Large Cap Disciplined Growth Fund Institutional Class	Edward D Jones & Co 201 Progress Pkwy Maryland Heights, MO 63043-3009	29.83%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	14.73%

Fund and Class	Name and Address	Percent Owned
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	14.31%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	14.23%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	8.30%
Neuberger Berman Large Cap Disciplined Growth Fund Investor Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	43.13%
Neuberger Berman Large Cap Disciplined Growth Fund Class A	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	23.27%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	16.94%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	14.43%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	11.59%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	11.06%
	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	8.59%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Large Cap Disciplined Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	63.09%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	13.73%
Neuberger Berman Large Cap Disciplined Growth Fund Class R3	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	82.20%
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	16.23%
Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Advisor Class	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St Boston, MA 02111-2901	54.16%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	19.48%
Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Institutional Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	75.67%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	16.18%
Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	9.83%
Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Trust Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	29.55%

Fund and Class	Name and Address	Percent Owned
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	24.23%
	MAC & Co PO Box 3198 Pittsburgh, PA 15230-3198	8.64%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	7.95%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	7.84%
Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Class A	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	42.42%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	29.75%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	9.28%
Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	57.62%
	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	12.96%
	MSSB 19472 Collier Ridge Rd. Guilford, IN 47022-9634	9.83%
	MSSB 336 SW Quiet Woods Port St Lucie, FL 34953-8230	6.79%

Fund and Class	Name and Address	Percent Owned
	Stifel Nicolaus & Co Inc 501 N Broadway Saint Louis, MO 63102-2188	5.82%
	MSSB 336 SW Quiet Woods Port St Lucie, FL 34953-8230	5.10%
Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund) Class R3	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	100.00%
Neuberger Berman Mid Cap Growth Fund Advisor Class	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St Boston, MA 02111-2901	39.70%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	8.94%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	8.75%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	7.06%
Neuberger Berman Mid Cap Growth Fund Institutional Class	Edward D Jones & Co 201 Progress Pkwy Maryland Heights, MO 63043-3009	45.13%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	14.48%
	Reliance Trust Co FBO Unitized R/R PO Box 48529 Atlanta, GA 30362-1529	8.42%

Fund and Class	Name and Address	Percent Owned
	The Standard Insurance 1100 SW 6th Avenue Portland, OR 97204-1093	7.41%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	6.72%
Neuberger Berman Mid Cap Growth Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	6.87%
Neuberger Berman Mid Cap Growth Fund Trust Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	54.44%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	13.18%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	5.02%
Neuberger Berman Mid Cap Growth Fund Class A	New York Life Trust Company 169 Lackawanna Ave Parsippany, NJ 07054-1007	20.23%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	6.80%
Neuberger Berman Mid Cap Growth Fund Class C	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	36.76%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	12.62%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Mid Cap Growth Fund Class R3	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	35.53%
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	10.74%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	9.05%
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	8.07%
	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St Boston, MA 02111-2901	7.71%
	NFS LLC FEBO Reliance Trust Co Ttee/Cust For Trs FBO Various Ret Plans 1150 S Olive St Los Angeles, CA 90015-2211	7.52%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5.08%
Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	80.34%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	11.02%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	6.62%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) Investor Class	Jewish Communal Fund Corporation 575 Madison Ave Ste 703 New York, NY 10022-8591	13.72%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	8.15%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	6.58%
Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) Trust Class	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	17.32%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	17.07%
	TD Ameritrade Inc PO Box 2226 Omaha, NE 68103-2226	6.25%
Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.81%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.55%
Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	75.11%

Fund and Class	Name and Address	Percent Owned
	NFS LLC 845 3rd Ave Fl 16 New York, NY 10022-6601	13.09%
	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	6.36%
Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund) Class R3	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	81.45%
	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	18.32%
Neuberger Berman Multi-Cap Opportunities Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	57.06%
Neuberger Berman Multi-Cap Opportunities Fund Class C	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	35.83%
	American Enterprise Investment Svcs PO Box 9446 Minneapolis, MN 55440-9446	18.84%
	American Enterprise Investment Svcs PO Box 9446 Minneapolis, MN 55440-9446	9.87%
	American Enterprise Investment Svcs PO Box 9446 Minneapolis, MN 55440-9446	7.33%
	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	6.56%

Fund and Class	Name and Address	Percent Owned
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	6.17%
Neuberger Berman Real Estate Fund Institutional Class	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	13.97%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	13.84%
	JP Morgan Chase Bank TTEE/CUST FBO The Retirement Plans for which TIAA-CREF acts as record keeper 4 New York Plaza New York, NY 10004-2413	9.04%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	9.00%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	8.87%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	6.56%
	SEI Private Trust Company 1 Freedom Valley Dr Oaks, PA 19456-9989	5.78%
Neuberger Berman Real Estate Fund Trust Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	34.26%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	28.75%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Real Estate Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	17.51%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg,, FL 33716-1100	7.39%
Neuberger Berman Real Estate Fund Class C	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	16.81%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	13.60%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	12.15%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	7.04%
Neuberger Berman Real Estate Fund Class R3	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St Boston, MA 02111-2901	33.38%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	29.57%
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	20.47%
Neuberger Berman Select Equities Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	63.19%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10.48%

Fund and Class	Name and Address	Percent Owned
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	6.80%
Neuberger Berman Select Equities Fund Class C	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	25.44%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	21.84%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	20.82%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	8.07%
Neuberger Berman Select Equities Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	48.83%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	22.02%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	14.35%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	13.59%
Neuberger Berman Small Cap Growth Fund Advisor Class	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	16.11%
	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	13.59%

Fund and Class	Name and Address	Percent Owned
	American United Life Ins Co PO Box 368 Indianapolis, IN 46206-9102	10.46%
	American United Life Ins Co PO Box 368 Indianapolis, IN 46206-9102	10.17%
	ING 400 Atrium Drive Somerset, NJ 08873-4162	7.07%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	6.70%
	ING National Trust One Orange Way Windsor, CT 06095-4773	5.76%
Neuberger Berman Small Cap Growth Fund Institutional Class	Edward D Jones & Co 201 Progress Pkwy Maryland Heights, MO 63043-3009	23.32%
	The Poetry Foundation 61 W Superior St Chicago, IL 60654-5457	20.31%
	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	18.48%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	15.08%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	12.02%
Neuberger Berman Small Cap Growth Fund Investor Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	22.43%

Fund and Class	Name and Address	Percent Owned
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	20.65%
Neuberger Berman Small Cap Growth Fund Trust Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	57.49%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	8.42%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	6.22%
Neuberger Berman Small Cap Growth Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	68.06%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	8.17%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	5.24%
Neuberger Berman Small Cap Growth Fund Class C	MSSB FBO 2656 Saturn Lake Orion, MI 48360-1735	16.39%
	MSSB SEP IRA 3101 Calle Verde Ct. Sacramento, CA 95821-6136	13.89%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	9.80%

Fund and Class	Name and Address	Percent Owned
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	7.54%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	6.96%
	MSSB C/F 295 Salisbury St. Worcester, MA 01609-1661	6.19%
	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	5.65%
Neuberger Berman Small Cap Growth Fund Class R3	Frontier Trust Company FBO The Tasty Food Company 401(K) PO Box 10758 Fargo, ND 58106-0758	36.41%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	32.77%
	NFS LLC FEBO Reliance Trust Co Ttee/Cust For Trs FBO Various Ret Plans 1150 S Olive St Los Angeles, CA 90015-2211	17.65%
	MG Trust Company Cust. FBO Quincy Comm Schools 403(B) Plan 700 17th St. Suite 300 Denver, CO 80202-3531	7.51%
Neuberger Berman Socially Responsive Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	18.22%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	11.09%

Fund and Class	Name and Address	Percent Owned
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	5.53%
Neuberger Berman Socially Responsive Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	18.02%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	11.93%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	7.38%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	5.55%
Neuberger Berman Socially Responsive Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	21.03%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	12.04%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	11.78%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	8.49%
Neuberger Berman Socially Responsive Fund Institutional Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	23.17%

Fund and Class	Name and Address	Percent Owned
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	11.42%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	7.91%
	Teachers Retirement System of the City of New York 55 Water St Fl 16 New York, NY 10041-0004	7.29%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	7.13%
Neuberger Berman Socially Responsive Fund Trust Class	Hartford Life Insurance Co 1 Griffin Rd N Windsor, CT 06095-1512	19.98%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	10.43%
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	9.72%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	5.27%
Neuberger Berman Socially Responsive Fund Class R3	Hartford Life Insurance Co 1 Griffin Rd N Windsor, CT 06095-1512	38.27%
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	25.48%

Fund and Class	Name and Address	Percent Owned
	NFS LLC FEBO Reliance Trust Co Ttee/Cust For Trs FBO Various Ret Plans 1150 S Olive St Los Angeles, CA 90015-2211	11.98%
	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	8.50%
Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	90.85%
	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	9.14%
Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) Class A	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	11.70%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	7.74%
	State Street Bank & Trust Co 1065 Park Ave Apt New York, NY 10128-1001	7.59%
	Robert A Kavesh* 605 Third Ave New York, NY 10158-3698	7.19%
	Michael Mark Knetter* Karen Joy Knetter 605 Third Ave New York, NY 10158-3698	6.68%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	5.35%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) Class C	Neuberger Berman LLC* 605 Third Ave Fl 3 New York, NY 10158-3698	60.18%
	American Enterprise Investment Svcs 707 2nd Ave. S Minneapolis, MN 55440-9446	24.39%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	15.41%

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2012:

The audited financial statements of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund (formerly Neuberger Berman Partners Fund), Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund), notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

The audited financial statements of Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund (formerly Neuberger Berman Regency Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund, notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody's Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and are subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

emr – The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS’ Long Term Obligations:

The following descriptions of DBRS’ long-term obligation ratings have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

High or Low – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody's Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Obligation Ratings:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS Commercial Paper and Short-Term Debt Ratings:

The following descriptions of DBRS’s commercial paper and short-term debt ratings have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Appendix B

Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C Prospectuses, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C Prospectuses, if all parties are purchasing shares for their own accounts and/or:

■	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;
■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
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trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	endowments or foundations established and controlled by you or your immediate family; or
■	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
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for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

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for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases. As described in the Class A and Class C Prospectuses, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family.

Rights of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and Class C shares.

As noted in the Class A and Class C Prospectuses, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

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redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

■	tax-free returns of excess contributions to IRAs;
■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;
■	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;
■	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and
■	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

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Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

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Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

■	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

■	in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and
■	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Class A and Class C Prospectuses.